2013 Annual Report

RiverSource®
Personal Portfolio Plus2
Personal Portfolio Plus
Personal Portfolio Variable Annuity

37301 AD (5/14)	Issued by: RiverSource Life Insurance Company

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Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS OF
RIVERSOURCE LIFE INSURANCE COMPANY
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Annuity Account that is offered through RiverSource® Personal Portfolio Plus2 Variable Annuity, RiverSource® Personal Portfolio Plus Variable Annuity and RiverSource® Personal Portfolio Variable Annuity (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, at December 31, 2013, the results of their operations for the period then ended, and the changes in their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the divisions of the Account, including the financial highlights which appear in the footnotes, for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated April 22, 2011 expressed an unqualified opinion. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinion.

Minneapolis, Minnesota

April 21, 2014

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  1

Statements of Assets and Liabilities

	AC VP	AC VP	Col VP	Col VP	Col VP
	Inc & Gro,	Val,	Bal,	Cash Mgmt,	Div Bond,
Dec. 31, 2013	Cl I	Cl I	Cl 3	Cl 3	Cl 3

Assets

Investments, at fair value(1),(2)	$435,992	$537,864	$3,496,512	$26,253,213	$24,838,497
Dividends receivable	—	—	—	7	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	535	661	—	—	—

Total assets	436,527	538,525	3,496,512	26,253,220	24,838,497

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	478	590	3,860	31,388	30,636
Administrative charge	57	71	459	3,482	3,289
Contract terminations	—	—	—	—	2,650

Total liabilities	535	661	4,319	34,870	36,575

Net assets applicable to contracts in accumulation period	435,992	537,864	3,485,846	26,190,388	24,795,291
Net assets applicable to contracts in payment period	—	—	6,249	25,970	6,550
Net assets applicable to seed money	—	—	98	1,992	81

Total net assets	$435,992	$537,864	$3,492,193	$26,218,350	$24,801,922

(1) Investment shares	47,545	63,653	177,940	26,253,213	2,478,892
(2) Investments, at cost	$329,674	$420,217	$2,705,611	$26,250,097	$26,226,741

	Col VP	Col VP	Col VP	Invesco VI	Invesco VI
	Intl Opp,	Lg Core Quan,	Mid Cap Gro Opp,	Core Eq,	Intl Gro,
Dec. 31, 2013 (continued)	Cl 3	Cl 3	Cl 3	Ser I	Ser I

Assets

Investments, at fair value(1),(2)	$588,686	$37,508,631	$3,455,566	$10,816,965	$1,030,142
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	56	—	—
Receivable for share redemptions	—	—	—	13,157	1,266

Total assets	588,686	37,508,631	3,455,622	10,830,122	1,031,408

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	655	47,751	4,242	11,732	1,130
Administrative charge	77	4,993	456	1,425	136
Contract terminations	—	21,337	14	—	—

Total liabilities	732	74,081	4,712	13,157	1,266

Net assets applicable to contracts in accumulation period	581,522	37,433,411	3,448,046	10,816,965	1,030,142
Net assets applicable to contracts in payment period	4,426	884	2,497	—	—
Net assets applicable to seed money	2,006	255	367	—	—

Total net assets	$587,954	$37,434,550	$3,450,910	$10,816,965	$1,030,142

(1) Investment shares	40,543	1,212,302	192,083	281,472	29,166
(2) Investments, at cost	$513,368	$24,830,092	$2,194,798	$ 7,126,415	$ 639,441

See accompanying notes to financial statements.

2  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

Statements of Assets and Liabilities

	Janus Aspen	Janus Aspen	Oppen	Oppen	Put VT
	Bal,	Gbl Res,	Cap Appr	Global Strategic	Div Inc,
Dec. 31, 2013 (continued)	Inst	Inst	VA	Inc VA	Cl IA

Assets

Investments, at fair value(1),(2)	$2,465,498	$889,986	$900,118	$186,181	$1,084,844
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	3,029	1,093	1,106	229	1,333

Total assets	2,468,527	891,079	901,224	186,410	1,086,177

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	2,705	976	988	204	1,189
Administrative charge	325	117	118	25	143
Contract terminations	—	—	—	—	—

Total liabilities	3,030	1,093	1,106	229	1,332

Net assets applicable to contracts in accumulation period	2,465,497	889,986	900,118	186,181	1,079,777
Net assets applicable to contracts in payment period	—	—	—	—	5,068
Net assets applicable to seed money	—	—	—	—	—

Total net assets	$2,465,497	$889,986	$900,118	$186,181	$1,084,845

(1) Investment shares	81,450	22,826	15,551	34,606	143,119
(2) Investments, at cost	$2,051,437	$776,165	$628,339	$190,243	$1,211,814

	Put VT	Put VT	Put VT	Put VT	Put VT
	Div Inc,	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,
Dec. 31, 2013 (continued)	Cl IB	Cl IA	Cl IB	Cl IA	Cl IB

Assets

Investments, at fair value(1),(2)	$554,064	$3,497,722	$3,342,734	$558,231	$270,079
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	680	4,291	3,800	686	332

Total assets	554,744	3,502,013	3,346,534	558,917	270,411

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	607	3,831	3,359	612	296
Administrative charge	73	460	440	74	36
Contract terminations	—	—	—	—	—

Total liabilities	680	4,291	3,799	686	332

Net assets applicable to contracts in accumulation period	554,064	3,492,438	3,342,175	553,815	270,079
Net assets applicable to contracts in payment period	—	5,284	—	4,416	—
Net assets applicable to seed money	—	—	560	—	—

Total net assets	$554,064	$3,497,722	$3,342,735	$558,231	$270,079

(1) Investment shares	73,192	145,617	139,805	78,293	38,201
(2) Investments, at cost	$603,783	$3,243,182	$2,902,008	$629,757	$285,385

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  3

Statements of Assets and Liabilities

	Put VT	Put VT
	Multi-Cap Gro,	Voyager,
Dec. 31, 2013 (continued)	Cl IA	Cl IB

Assets

Investments, at fair value(1),(2)	$2,139,512	$886,109
Dividends receivable	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—
Receivable for share redemptions	2,624	1,087

Total assets	2,142,136	887,196

Liabilities

Payable to RiverSource Life for:
Mortality and expense risk fee	2,343	971
Administrative charge	281	116
Contract terminations	—	—

Total liabilities	2,624	1,087

Net assets applicable to contracts in accumulation period	2,139,470	886,109
Net assets applicable to contracts in payment period	42	—
Net assets applicable to seed money	—	—

Total net assets	$2,139,512	$886,109

(1) Investment shares	69,061	17,189
(2) Investments, at cost	$1,444,851	$784,272

See accompanying notes to financial statements.

4  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

Statements of Operations

	AC VP	AC VP	Col VP	Col VP	Col VP
	Inc & Gro,	Val,	Bal,	Cash Mgmt,	Div Bond,
Year ended Dec. 31, 2013	Cl I	Cl I	Cl 3	Cl 3	Cl 3

Investment income

Dividend income	$ 9,290	$ 8,798	$ —	$ 2,976	$ 1,233,804
Variable account expenses	6,042	7,560	47,869	449,509	435,040

Investment income (loss) — net	3,248	1,238	(47,869)	(446,533)	798,764

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	116,519	139,733	756,418	13,832,920	8,052,302
Cost of investments sold	100,263	122,455	632,664	13,831,736	8,069,254

Net realized gain (loss) on sales of investments	16,256	17,278	123,754	1,184	(16,952)
Distributions from capital gains	—	—	—	—	1,233,426
Net change in unrealized appreciation or depreciation of investments	106,802	122,869	539,980	(1,183)	(3,127,345)

Net gain (loss) on investments	123,058	140,147	663,734	1	(1,910,871)

Net increase (decrease) in net assets resulting from operations	$126,306	$141,385	$615,865	$ (446,532)	$(1,112,107)

	Col VP	Col VP	Col VP	Invesco VI	Invesco VI
	Intl Opp,	Lg Core Quan,	Mid Cap Gro Opp,	Core Eq,	Intl Gro,
Year ended Dec. 31, 2013 (continued)	Cl 3	Cl 3	Cl 3	Ser I	Ser I

Investment income

Dividend income	$ 9,917	$ —	$ —	$ 141,588	$ 11,779
Variable account expenses	8,495	604,218	54,042	146,677	14,021

Investment income (loss) — net	1,422	(604,218)	(54,042)	(5,089)	(2,242)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	135,838	11,907,822	1,047,418	2,013,189	139,715
Cost of investments sold	125,901	9,071,403	760,197	1,462,733	95,447

Net realized gain (loss) on sales of investments	9,937	2,836,419	287,221	550,456	44,268
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	98,453	8,140,352	651,999	2,009,219	117,060

Net gain (loss) on investments	108,390	10,976,771	939,220	2,559,675	161,328

Net increase (decrease) in net assets resulting from operations	$109,812	$10,372,553	$ 885,178	$2,554,586	$159,086

	Janus Aspen	Janus Aspen	Oppen	Oppen Global	Put VT
	Bal,	Gbl Res,	Cap Appr	Strategic	Div Inc,
Year ended Dec. 31, 2013 (continued)	Inst	Inst	VA	Inc VA	Cl IA

Investment income

Dividend income	$174,270	$ 10,749	$ 8,276	$ 9,810	$ 38,388
Variable account expenses	34,309	12,454	12,098	2,758	15,546

Investment income (loss) — net	139,961	(1,705)	(3,822)	7,052	22,842

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	459,563	229,764	198,646	22,565	122,210
Cost of investments sold	400,908	227,103	161,851	22,395	140,675

Net realized gain (loss) on sales of investments	58,655	2,661	36,795	170	(18,465)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	215,547	206,977	179,402	(10,154)	66,043

Net gain (loss) on investments	274,202	209,638	216,197	(9,984)	47,578

Net increase (decrease) in net assets resulting from operations	$414,163	$207,933	$212,375	$ (2,932)	$ 70,420

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  5

Statements of Operations

	Put VT	Put VT	Put VT	Put VT	Put VT
	Div Inc,	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,
Year ended Dec. 31, 2013 (continued)	Cl IB	Cl IA	Cl IB	Cl IA	Cl IB

Investment income

Dividend income	$17,613	$ 57,885	$ 54,694	$38,338	$19,206
Variable account expenses	7,739	44,131	41,582	7,651	3,894

Investment income (loss) — net	9,874	13,754	13,112	30,687	15,312

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	41,252	276,904	630,673	57,667	32,046
Cost of investments sold	46,392	300,482	621,395	66,947	34,854

Net realized gain (loss) on sales of investments	(5,140)	(23,578)	9,278	(9,280)	(2,808)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	29,071	915,929	899,766	13,494	4,410

Net gain (loss) on investments	23,931	892,351	909,044	4,214	1,602

Net increase (decrease) in net assets resulting from operations	$33,805	$906,105	$922,156	$34,901	$16,914

				Put VT	Put VT
				Multi-Cap Gro,	Voyager,
Year ended Dec. 31, 2013 (continued)				Cl IA	Cl IB

Investment income

Dividend income				$13,676	$ 7,157
Variable account expenses				26,519	11,605

Investment income (loss) — net				(12,843)	(4,448)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales				140,715	237,856
Cost of investments sold				113,766	262,773

Net realized gain (loss) on sales of investments				26,949	(24,917)
Distributions from capital gains				—	—
Net change in unrealized appreciation or depreciation of investments				551,197	314,813

Net gain (loss) on investments				578,146	289,896

Net increase (decrease) in net assets resulting from operations				$565,303	$285,448

See accompanying notes to financial statements.

6  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

Statements of Changes in Net Assets

	AC VP	AC VP	Col VP	Col VP	Col VP
	Inc & Gro,	Val,	Bal,	Cash Mgmt,	Div Bond,
Year ended Dec. 31, 2013	Cl I	Cl I	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$3,248	$1,238	$(47,869)	$(446,533)	$798,764
Net realized gain (loss) on sales of investments	16,256	17,278	123,754	1,184	(16,952)
Distributions from capital gains	—	—	—	—	1,233,426
Net change in unrealized appreciation or depreciation of investments	106,802	122,869	539,980	(1,183)	(3,127,345)

Net increase (decrease) in net assets resulting from operations	126,306	141,385	615,865	(446,532)	(1,112,107)

Contract transactions

Contract purchase payments	24	24	2,513	46,569	78,273
Net transfers(1)	(23,210)	(30,795)	13,232	2,237,126	(125,563)
Adjustments to net assets allocated to contracts in payment period	—	—	(793)	(9,950)	(895)
Contract terminations:
Surrender benefits and contract charges	(41,296)	(101,225)	(437,943)	(6,736,402)	(4,600,278)
Death benefits	(46,966)	(527)	(154,750)	(1,335,701)	(515,755)

Increase (decrease) from contract transactions	(111,448)	(132,523)	(577,741)	(5,798,358)	(5,164,218)

Net assets at beginning of year	421,134	529,002	3,454,069	32,463,240	31,078,247

Net assets at end of year	$435,992	$537,864	$3,492,193	$26,218,350	$24,801,922

Accumulation unit activity

Units outstanding at beginning of year	281,689	247,072	2,205,435	31,031,415	20,709,899
Contract purchase payments	14	10	1,624	43,762	48,774
Net transfers(1)	(13,783)	(12,719)	9,776	2,069,509	61,816
Contract terminations:
Surrender benefits and contract charges	(23,386)	(40,767)	(265,189)	(6,504,339)	(3,116,500)
Death benefits	(26,786)	(193)	(105,400)	(1,292,054)	(345,612)

Units outstanding at end of year	217,748	193,403	1,846,246	25,348,293	17,358,377

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  7

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Invesco VI	Invesco VI
	Intl Opp,	Lg Core Quan,	Mid Cap Gro Opp,	Core Eq,	Intl Gro,
Year ended Dec. 31, 2013 (continued)	Cl 3	Cl 3	Cl 3	Ser I	Ser I

Operations

Investment income (loss) — net	$1,422	$(604,218)	$(54,042)	$(5,089)	$(2,242)
Net realized gain (loss) on sales of investments	9,937	2,836,419	287,221	550,456	44,268
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	98,453	8,140,352	651,999	2,009,219	117,060

Net increase (decrease) in net assets resulting from operations	109,812	10,372,553	885,178	2,554,586	159,086

Contract transactions

Contract purchase payments	6,948	124,176	5,168	72,460	426
Net transfers(1)	(12,152)	(2,586,932)	(135,009)	(290,497)	(8,468)
Adjustments to net assets allocated to contracts in payment period	3,919	(464)	(338)	—	—
Contract terminations:
Surrender benefits and contract charges	(91,583)	(7,830,121)	(774,162)	(1,249,944)	(99,802)
Death benefits	(20,443)	(443,174)	(38,344)	(319,311)	(17,550)

Increase (decrease) from contract transactions	(113,311)	(10,736,515)	(942,685)	(1,787,292)	(125,394)

Net assets at beginning of year	591,453	37,798,512	3,508,417	10,049,671	996,450

Net assets at end of year	$587,954	$37,434,550	$3,450,910	$10,816,965	$1,030,142

Accumulation unit activity

Units outstanding at beginning of year	370,809	37,490,160	2,352,223	7,622,415	521,613
Contract purchase payments	4,133	115,626	3,073	51,783	211
Net transfers(1)	(6,559)	(2,209,549)	(79,386)	(198,956)	(4,189)
Contract terminations:
Surrender benefits and contract charges	(55,602)	(6,903,474)	(465,105)	(832,905)	(49,501)
Death benefits	(12,034)	(368,719)	(22,289)	(212,019)	(8,659)

Units outstanding at end of year	300,747	28,124,044	1,788,516	6,430,318	459,475

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

8  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

Statements of Changes in Net Assets

	Janus Aspen	Janus Aspen	Oppen	Oppen Global	Put VT
	Bal,	Gbl Res,	Cap Appr	Strategic	Div Inc,
Year ended Dec. 31, 2013 (continued)	Inst	Inst	VA	Inc VA	Cl IA

Operations

Investment income (loss) — net	$139,961	$(1,705)	$(3,822)	$7,052	$22,842
Net realized gain (loss) on sales of investments	58,655	2,661	36,795	170	(18,465)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	215,547	206,977	179,402	(10,154)	66,043

Net increase (decrease) in net assets resulting from operations	414,163	207,933	212,375	(2,932)	70,420

Contract transactions

Contract purchase payments	210	28,999	162	210	396
Net transfers(1)	28,223	(42,821)	(19,390)	278	(6,090)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(902)
Contract terminations:
Surrender benefits and contract charges	(195,264)	(131,163)	(130,057)	(13,845)	(59,767)
Death benefits	(219,466)	(43,519)	(36,218)	(5,957)	(39,710)

Increase (decrease) from contract transactions	(386,297)	(188,504)	(185,503)	(19,314)	(106,073)

Net assets at beginning of year	2,437,631	870,557	873,246	208,427	1,120,498

Net assets at end of year	$2,465,497	$889,986	$900,118	$186,181	$1,084,845

Accumulation unit activity

Units outstanding at beginning of year	915,694	622,316	537,196	100,095	481,109
Contract purchase payments	72	19,258	89	102	165
Net transfers(1)	9,391	(26,805)	(11,161)	138	(2,528)
Contract terminations:
Surrender benefits and contract charges	(68,165)	(84,744)	(73,379)	(6,643)	(25,033)
Death benefits	(75,315)	(27,656)	(19,919)	(2,899)	(16,500)

Units outstanding at end of year	781,677	502,369	432,826	90,793	437,213

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  9

Statements of Changes in Net Assets

	Put VT	Put VT	Put VT	Put VT	Put VT
	Div Inc,	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,
Year ended Dec. 31, 2013 (continued)	Cl IB	Cl IA	Cl IB	Cl IA	Cl IB

Operations

Investment income (loss) — net	$9,874	$13,754	$13,112	$30,687	$15,312
Net realized gain (loss) on sales of investments	(5,140)	(23,578)	9,278	(9,280)	(2,808)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	29,071	915,929	899,766	13,494	4,410

Net increase (decrease) in net assets resulting from operations	33,805	906,105	922,156	34,901	16,914

Contract transactions

Contract purchase payments	66	2,448	24,083	480	30
Net transfers(1)	(3)	84,000	(7,711)	19,657	(2,549)
Adjustments to net assets allocated to contracts in payment period	—	(686)	—	3,956	—
Contract terminations:
Surrender benefits and contract charges	(31,349)	(125,181)	(392,480)	(28,429)	(24,425)
Death benefits	(1,346)	(101,323)	(120,381)	(21,588)	(717)

Increase (decrease) from contract transactions	(32,632)	(140,742)	(496,489)	(25,924)	(27,661)

Net assets at beginning of year	552,891	2,732,359	2,917,068	549,254	280,826

Net assets at end of year	$554,064	$3,497,722	$3,342,735	$558,231	$270,079

Accumulation unit activity

Units outstanding at beginning of year	308,234	1,079,268	2,352,406	200,172	138,738
Contract purchase payments	36	838	16,544	170	14
Net transfers(1)	(1)	28,337	(3,316)	6,780	(1,190)
Contract terminations:
Surrender benefits and contract charges	(17,004)	(42,709)	(276,918)	(10,090)	(11,768)
Death benefits	(720)	(35,517)	(82,642)	(7,593)	(336)

Units outstanding at end of year	290,545	1,030,217	2,006,074	189,439	125,458

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

10  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

Statements of Changes in Net Assets

	Put VT	Put VT
	Multi-Cap Gro,	Voyager,
Year ended Dec. 31, 2013 (continued)	Cl IA	Cl IB

Operations

Investment income (loss) — net	$(12,843)	$(4,448)
Net realized gain (loss) on sales of investments	26,949	(24,917)
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	551,197	314,813

Net increase (decrease) in net assets resulting from operations	565,303	285,448

Contract transactions

Contract purchase payments	2,680	18
Net transfers(1)	(3,554)	(92,925)
Adjustments to net assets allocated to contracts in payment period	(38)	—
Contract terminations:
Surrender benefits and contract charges	(94,118)	(84,408)
Death benefits	(17,665)	(26,111)

Increase (decrease) from contract transactions	(112,695)	(203,426)

Net assets at beginning of year	1,686,904	804,087

Net assets at end of year	$2,139,512	$886,109

Accumulation unit activity

Units outstanding at beginning of year	735,108	526,200
Contract purchase payments	1,031	10
Net transfers(1)	(1,386)	(54,042)
Contract terminations:
Surrender benefits and contract charges	(36,396)	(48,256)
Death benefits	(6,925)	(14,765)

Units outstanding at end of year	691,432	409,147

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  11

Statements of Changes in Net Assets

	AC VP	AC VP	Col VP	Col VP	Col VP
	Inc & Gro,	Val,	Bal,	Cash Mgmt,	Div Bond,
Year ended Dec. 31, 2012	Cl I	Cl I	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$2,838	$2,697	$(52,650)	$(555,791)	$753,700
Net realized gain (loss) on sales of investments	(3,074)	(5,706)	59,109	2,690	505,927
Distributions from capital gains	—	—	—	—	844,999
Net change in unrealized appreciation or depreciation of investments	53,773	67,689	437,427	(2,691)	(195,492)

Net increase (decrease) in net assets resulting from operations	53,537	64,680	443,886	(555,792)	1,909,134

Contract transactions

Contract purchase payments	24	24	4,552	42,225	149,503
Net transfers(1)	(632)	(546)	43,027	5,532,453	31,591
Adjustments to net assets allocated to contracts in payment period	—	—	(725)	(5,525)	(935)
Contract terminations:
Surrender benefits and contract charges	(55,956)	(47,727)	(550,113)	(13,856,408)	(5,402,765)
Death benefits	(8,647)	(23,468)	(27,909)	(2,078,794)	(420,034)

Increase (decrease) from contract transactions	(65,211)	(71,717)	(531,168)	(10,366,049)	(5,642,640)

Net assets at beginning of year	432,808	536,039	3,541,351	43,385,081	34,811,753

Net assets at end of year	$421,134	$529,002	$3,454,069	$32,463,240	$31,078,247

Accumulation unit activity

Units outstanding at beginning of year	327,548	282,849	2,571,614	40,935,448	24,708,237
Contract purchase payments	17	12	3,425	38,362	93,430
Net transfers(1)	(448)	(268)	49,690	5,233,300	(29,672)
Contract terminations:
Surrender benefits and contract charges	(39,437)	(23,750)	(407,290)	(13,148,986)	(3,792,184)
Death benefits	(5,991)	(11,771)	(12,004)	(2,026,709)	(269,912)

Units outstanding at end of year	281,689	247,072	2,205,435	31,031,415	20,709,899

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

12  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Invesco VI	Invesco VI
	Intl Opp,	Lg Core Quan,	Mid Cap Gro Opp,	Core Eq,	Intl Gro,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Ser I	Ser I

Operations

Investment income (loss) — net	$389	$(663,596)	$(58,952)	$(50,721)	$220
Net realized gain (loss) on sales of investments	(28,425)	1,254,104	164,077	403,354	33,644
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	126,518	4,463,090	262,785	960,210	95,886

Net increase (decrease) in net assets resulting from operations	98,482	5,053,598	367,910	1,312,843	129,750

Contract transactions

Contract purchase payments	282	77,126	3,685	17,902	426
Net transfers(1)	(20,260)	(1,941,468)	(18,454)	(702,520)	(40,170)
Adjustments to net assets allocated to contracts in payment period	(359)	(411)	(307)	—	—
Contract terminations:
Surrender benefits and contract charges	(179,564)	(8,101,097)	(627,532)	(1,613,158)	(67,546)
Death benefits	(17,319)	(926,274)	(69,612)	(438,607)	(24,464)

Increase (decrease) from contract transactions	(217,220)	(10,892,124)	(712,220)	(2,736,383)	(131,754)

Net assets at beginning of year	710,191	43,637,038	3,852,727	11,473,211	998,454

Net assets at end of year	$591,453	$37,798,512	$3,508,417	$10,049,671	$996,450

Accumulation unit activity

Units outstanding at beginning of year	513,381	48,467,087	2,823,175	9,875,133	595,444
Contract purchase payments	187	75,897	2,556	12,357	239
Net transfers(1)	(13,388)	(1,829,397)	(6,651)	(603,224)	(22,562)
Contract terminations:
Surrender benefits and contract charges	(117,651)	(8,322,147)	(420,792)	(1,311,687)	(37,473)
Death benefits	(11,720)	(901,280)	(46,065)	(350,164)	(14,035)

Units outstanding at end of year	370,809	37,490,160	2,352,223	7,622,415	521,613

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  13

Statements of Changes in Net Assets

	Janus Aspen	Janus Aspen	Oppen	Oppen Global	Put VT
	Bal,	Gbl Res,	Cap Appr	Strategic Inc	Div Inc,
Year ended Dec. 31, 2012 (continued)	Inst	Inst	VA	VA	Cl IA

Operations

Investment income (loss) — net	$34,121	$(4,374)	$(7,014)	$484	$49,020
Net realized gain (loss) on sales of investments	33,742	(14,660)	13,909	103	(17,883)
Distributions from capital gains	176,481	—	—	223	—
Net change in unrealized appreciation or depreciation of investments	38,060	158,779	104,336	4,365	76,318

Net increase (decrease) in net assets resulting from operations	282,404	139,745	111,231	5,175	107,455

Contract transactions

Contract purchase payments	810	27,720	162	35	666
Net transfers(1)	(35,977)	(5,546)	(52,929)	187,203	195
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(875)
Contract terminations:
Surrender benefits and contract charges	(208,495)	(38,323)	(78,831)	(2,195)	(51,606)
Death benefits	(31,496)	(14,222)	(14,472)	(862)	(11,992)

Increase (decrease) from contract transactions	(275,158)	(30,371)	(146,070)	184,181	(63,612)

Net assets at beginning of year	2,430,385	761,183	908,085	19,071	1,076,655

Net assets at end of year	$2,437,631	$870,557	$873,246	$208,427	$1,120,498

Accumulation unit activity

Units outstanding at beginning of year	1,022,860	644,294	628,607	10,259	509,419
Contract purchase payments	314	23,180	102	17	301
Net transfers(1)	(14,036)	(4,105)	(33,122)	91,298	93
Contract terminations:
Surrender benefits and contract charges	(81,141)	(30,107)	(49,181)	(1,062)	(23,285)
Death benefits	(12,303)	(10,946)	(9,210)	(417)	(5,419)

Units outstanding at end of year	915,694	622,316	537,196	100,095	481,109

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

14  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

Statements of Changes in Net Assets

	Put VT	Put VT	Put VT	Put VT	Put VT
	Div Inc,	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,
Year ended Dec. 31, 2012 (continued)	Cl IB	Cl IA	Cl IB	Cl IA	Cl IB

Operations

Investment income (loss) — net	$24,211	$14,793	$13,706	$34,788	$17,343
Net realized gain (loss) on sales of investments	(14,527)	(60,093)	(136,905)	(12,042)	(7,802)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	45,302	469,851	608,424	50,472	30,626

Net increase (decrease) in net assets resulting from operations	54,986	424,551	485,225	73,218	40,167

Contract transactions

Contract purchase payments	66	2,400	12,014	750	30
Net transfers(1)	194	(21,795)	(21,245)	(566)	(419)
Adjustments to net assets allocated to contracts in payment period	—	(572)	—	(426)	—
Contract terminations:
Surrender benefits and contract charges	(35,268)	(100,084)	(454,036)	(31,265)	(53,649)
Death benefits	(38,304)	(20,057)	(89,554)	(11,462)	(16,991)

Increase (decrease) from contract transactions	(73,312)	(140,108)	(552,821)	(42,969)	(71,029)

Net assets at beginning of year	571,217	2,447,916	2,984,664	519,005	311,688

Net assets at end of year	$552,891	$2,732,359	$2,917,068	$549,254	$280,826

Accumulation unit activity

Units outstanding at beginning of year	350,197	1,138,576	2,841,070	216,833	176,141
Contract purchase payments	38	1,013	10,782	294	16
Net transfers(1)	113	(9,297)	(22,125)	(224)	(226)
Contract terminations:
Surrender benefits and contract charges	(20,433)	(42,444)	(398,244)	(12,231)	(28,626)
Death benefits	(21,681)	(8,580)	(79,077)	(4,500)	(8,567)

Units outstanding at end of year	308,234	1,079,268	2,352,406	200,172	138,738

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  15

Statements of Changes in Net Assets

	Put VT	Put VT
	Multi-Cap Gro,	Voyager,
Year ended Dec. 31, 2012 (continued)	Cl IA	Cl IB

Operations

Investment income (loss) — net	$(15,242)	$(8,958)
Net realized gain (loss) on sales of investments	6,918	(26,679)
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	246,602	136,189

Net increase (decrease) in net assets resulting from operations	238,278	100,552

Contract transactions

Contract purchase payments	2,418	18
Net transfers(1)	(18,772)	(5,760)
Adjustments to net assets allocated to contracts in payment period	(34)	—
Contract terminations:
Surrender benefits and contract charges	(87,404)	(68,477)
Death benefits	(16,480)	(11,484)

Increase (decrease) from contract transactions	(120,272)	(85,703)

Net assets at beginning of year	1,568,898	789,238

Net assets at end of year	$1,686,904	$804,087

Accumulation unit activity

Units outstanding at beginning of year	789,337	581,749
Contract purchase payments	1,088	12
Net transfers(1)	(8,384)	(3,251)
Contract terminations:
Surrender benefits and contract charges	(39,482)	(44,584)
Death benefits	(7,451)	(7,726)

Units outstanding at end of year	735,108	526,200

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

16  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION
RiverSource Variable Annuity Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for RiverSource® Personal Portfolio Plus2 Variable Annuity, RiverSource® Personal Portfolio Plus Variable Annuity and RiverSource® Personal Portfolio Variable Annuity (Portfolio Plus) contracts issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Portfolio Plus contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Portfolio Plus contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. These financial statements are of the Divisions of the Account offered through Portfolio Plus.

Division	Fund

AC VP Inc & Gro, Cl I	American Century VP Income & Growth, Class I
AC VP Val, Cl I	American Century VP Value, Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Cash Mgmt, Cl 3	Columbia Variable Portfolio – Cash Management Fund (Class 3)
Col VP Div Bond, Cl 3	Columbia Variable Portfolio – Diversified Bond Fund (Class 3)
Col VP Intl Opp, Cl 3	Columbia Variable Portfolio – International Opportunity Fund (Class 3)
Col VP Lg Core Quan, Cl 3	Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)
Col VP Mid Cap Gro Opp, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Intl Gro, Ser I	Invesco V.I. International Growth Fund, Series I Shares
Janus Aspen Bal, Inst	Janus Aspen Series Balanced Portfolio: Institutional Shares
Janus Aspen Gbl Res, Inst	Janus Aspen Series Global Research Portfolio: Institutional Shares
Oppen Cap Appr VA	Oppenheimer Capital Appreciation Fund/VA
Oppen Global Strategic Inc VA	Oppenheimer Global Strategic Income Fund/VA(1)
Put VT Div Inc, Cl IA	Putnam VT Diversified Income Fund – Class IA Shares
Put VT Div Inc, Cl IB	Putnam VT Diversified Income Fund – Class IB Shares
Put VT Gro & Inc, Cl IA	Putnam VT Growth and Income Fund – Class IA Shares
Put VT Gro & Inc, Cl IB	Putnam VT Growth and Income Fund – Class IB Shares
Put VT Hi Yield, Cl IA	Putnam VT High Yield Fund – Class IA Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Multi-Cap Gro, Cl IA	Putnam VT Multi-Cap Growth Fund – Class IA Shares
Put VT Voyager, Cl IB	Putnam VT Voyager Fund – Class IB Shares

(1)	Oppenheimer High Income Fund/VA merged into Oppenheimer Global Strategic Income Fund/VA on Oct. 26, 2012.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contracts.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investments in the Funds
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  17

level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the period ended Dec. 31, 2013.

Variable Payout
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 21, 2014. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.	VARIABLE ACCOUNT EXPENSES
For Portfolio Plus contracts, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

For Portfolio Plus contracts, RiverSource Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. The financial statements include other subaccounts that are not offered through Portfolio Plus contracts.

4.	CONTRACT CHARGES
RiverSource Life deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

5.	WITHDRAWAL CHARGES
RiverSource Life may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the applicable product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life. Charges by RiverSource Life for withdrawals are not identified on an individual division basis.

18  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

6.	RELATED PARTY TRANSACTIONS
RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s Annual Report.

Fee Agreement:	Fees Paid To:

Investment Management Services Agreement	Columbia Management Investment Advisers, LLC

Administrative Services Agreement	Columbia Management Investment Advisers, LLC

Transfer Agency and Servicing Agreement	Columbia Management Investment Services Corp.

Plan and Agreement of Distribution Pursuant to Rule 12b-1	Columbia Management Investment Distributors, Inc.

7.	INVESTMENT TRANSACTIONS
The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2013 were as follows:

Division	Purchases

AC VP Inc & Gro, Cl I	$8,318
AC VP Val, Cl I	8,448
Col VP Bal, Cl 3	130,942
Col VP Cash Mgmt, Cl 3	7,573,163
Col VP Div Bond, Cl 3	4,913,827
Col VP Intl Opp, Cl 3	23,966
Col VP Lg Core Quan, Cl 3	566,128
Col VP Mid Cap Gro Opp, Cl 3	49,368
Invesco VI Core Eq, Ser I	220,809
Invesco VI Intl Gro, Ser I	12,079
Janus Aspen Bal, Inst	213,228
Janus Aspen Gbl Res, Inst	39,554
Oppen Cap Appr VA	9,321
Oppen Global Strategic Inc VA	10,303
Put VT Div Inc, Cl IA	38,978
Put VT Div Inc, Cl IB	18,494
Put VT Gro & Inc, Cl IA	149,916
Put VT Gro & Inc, Cl IB	147,295
Put VT Hi Yield, Cl IA	62,430
Put VT Hi Yield, Cl IB	19,697
Put VT Multi-Cap Gro, Cl IA	15,177
Put VT Voyager, Cl IB	29,982

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  19

8.	ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2013:

	AC VP	AC VP	Col VP	Col VP	Col VP
	Inc & Gro,	Val,	Bal,	Cash Mgmt,	Div Bond,
Subaccount	Cl I	Cl I	Cl 3	Cl 3	Cl 3

1.00%	$—	$—	$1.49	$1.11	$1.49
1.05%	—	—	—	1.02	1.33
1.10%	—	—	1.47	1.04	1.47
1.15%	—	—	1.55	1.11	1.64
1.20%	—	—	—	1.03	1.37
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	1.52	1.09	1.61
1.30%	—	—	—	1.01	1.38
1.35%	—	—	1.42	1.05	1.43
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	2.00	2.78	2.87	1.26	2.09
1.45%	—	—	—	1.00	1.33
1.50%	—	—	1.33	1.03	1.54
1.55%	—	—	—	0.98	1.34
1.60%	—	—	1.38	1.02	1.52
1.65%	—	—	—	0.97	1.33
1.70%	—	—	1.51	0.95	1.34
1.75%	—	—	—	0.97	1.29
1.80%	—	—	1.48	0.94	1.29
1.85%	—	—	—	0.95	1.29
1.90%	—	—	—	0.96	1.27
1.95%	—	—	—	0.96	1.26
2.00%	—	—	—	0.95	1.26
2.05%	—	—	—	0.95	1.25
2.10%	—	—	—	0.95	1.24
2.15%	—	—	—	0.94	1.24
2.20%	—	—	—	0.94	1.23
2.25%	—	—	—	0.91	1.09

20  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

	Col VP	Col VP	Col VP	Invesco VI	Invesco VI
	Intl Opp,	Lg Core Quan,	Mid Cap Gro Opp,	Core Eq,	Intl Gro,
Subaccount	Cl 3	Cl 3	Cl 3	Ser I	Ser I

1.00%	$1.41	$1.40	$2.15	$1.58	$—
1.05%	1.22	1.40	1.42	—	—
1.10%	—	1.39	2.13	1.57	—
1.15%	1.79	1.62	1.70	1.56	—
1.20%	1.20	1.05	1.74	1.55	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	1.20	1.05	2.09	1.55	—
1.30%	1.77	1.60	2.13	—	—
1.35%	1.76	1.59	2.07	1.54	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	1.96	2.34	2.06	2.05	2.24
1.45%	1.74	1.02	1.70	1.53	—
1.50%	1.73	1.01	2.03	1.52	—
1.55%	1.72	1.56	2.08	—	—
1.60%	1.17	1.02	2.01	1.51	—
1.65%	1.71	0.99	2.05	1.50	—
1.70%	1.70	0.98	1.99	1.50	—
1.75%	1.69	1.53	1.65	—	—
1.80%	1.68	1.96	1.97	1.48	—
1.85%	1.67	1.51	2.01	—	—
1.90%	1.67	1.51	1.58	—	—
1.95%	1.66	1.50	1.58	—	—
2.00%	1.65	1.49	1.57	—	—
2.05%	1.64	1.48	1.56	—	—
2.10%	1.63	1.48	1.55	—	—
2.15%	1.63	1.47	1.55	—	—
2.20%	1.62	1.46	1.54	—	—
2.25%	1.34	1.75	—	—	—

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  21

	Janus Aspen	Janus Aspen	Oppen	Oppen Global	Put VT
	Bal,	Gbl Res,	Cap Appr	Strategic	Div Inc,
Subaccount	Inst	Inst	VA	Inc VA	Cl IA

1.00%	$—	$—	$—	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	3.15	1.77	2.08	2.05	2.47
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.60%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.75%	—	—	—	—	—
1.80%	—	—	—	—	—
1.85%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—

22  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

	Put VT	Put VT	Put VT	Put VT	Put VT
	Div Inc,	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,
Subaccount	Cl IB	Cl IA	Cl IB	Cl IA	Cl IB

1.00%	$—	$—	$1.62	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	1.60	—	—
1.15%	—	—	1.53	—	—
1.20%	—	—	1.70	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	1.51	—	—
1.30%	—	—	2.03	—	—
1.35%	—	—	1.54	—	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	1.91	3.39	1.81	2.92	2.15
1.45%	—	—	1.65	—	—
1.50%	—	—	1.57	—	—
1.55%	—	—	1.97	—	—
1.60%	—	—	1.52	—	—
1.65%	—	—	1.95	—	—
1.70%	—	—	1.54	—	—
1.75%	—	—	1.60	—	—
1.80%	—	—	1.49	—	—
1.85%	—	—	1.91	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  23

Put VT
	Put VT	Voyager,
Subaccount	Multi-Cap Gro, Cl IA	Cl IB

1.00%	$—	$—
1.05%	—	—
1.10%	—	—
1.15%	—	—
1.20%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.30%	—	—
1.35%	—	—
1.40%	—	—
1.40%	—	—
1.40%	3.09	2.17
1.45%	—	—
1.50%	—	—
1.55%	—	—
1.60%	—	—
1.65%	—	—
1.70%	—	—
1.75%	—	—
1.80%	—	—
1.85%	—	—
1.90%	—	—
1.95%	—	—
2.00%	—	—
2.05%	—	—
2.10%	—	—
2.15%	—	—
2.20%	—	—
2.25%	—	—

24  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

The following is a summary of units outstanding at Dec. 31, 2013:

	AC VP	AC VP	Col VP	Col VP	Col VP
	Inc & Gro,	Val,	Bal,	Cash Mgmt,	Div Bond,
Subaccount	Cl I	Cl I	Cl 3	Cl 3	Cl 3

1.00%	—	—	30,101	210,261	244,985
1.05%	—	—	—	212,880	285,551
1.10%	—	—	202,733	1,910,224	1,107,924
1.15%	—	—	26,238	417,219	333,531
1.20%	—	—	—	838,216	719,963
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	92,492	1,357,432	268,286
1.30%	—	—	—	1,107,074	512,775
1.35%	—	—	195,935	2,203,456	1,068,723
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	217,748	193,403	600,251	2,750,481	1,526,503
1.45%	—	—	—	1,252,587	1,026,807
1.50%	—	—	45,059	1,635,184	1,036,002
1.55%	—	—	—	2,641,633	488,925
1.60%	—	—	644,644	604,850	581,981
1.65%	—	—	—	741,144	665,108
1.70%	—	—	8,793	1,860,530	2,253,154
1.75%	—	—	—	1,706,532	1,209,494
1.80%	—	—	—	271,587	130,469
1.85%	—	—	—	236,779	150,614
1.90%	—	—	—	1,541,272	1,772,176
1.95%	—	—	—	559,132	1,102,396
2.00%	—	—	—	22,331	9,286
2.05%	—	—	—	161,057	73,234
2.10%	—	—	—	260,178	264,859
2.15%	—	—	—	840,365	520,660
2.20%	—	—	—	5,889	4,971
2.25%	—	—	—	—	—

Total	217,748	193,403	1,846,246	25,348,293	17,358,377

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  25

	Col VP	Col VP	Col VP	Invesco VI	Invesco VI
	Intl Opp,	Lg Core Quan,	Mid Cap Gro	Core Eq,	Intl Gro,
Subaccount	Cl 3	Cl 3	Opp, Cl 3	Ser I	Ser I

1.00%	—	82,638	507	36,011	—
1.05%	—	29,735	—	—	—
1.10%	—	798,826	27,173	269,952	—
1.15%	—	843,111	54,467	71,475	—
1.20%	—	657,814	28,613	429,633	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	1,278,412	4,433	958,779	—
1.30%	—	1,027,981	28,674	—	—
1.35%	3,243	1,827,516	83,309	585,711	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	278,880	1,652,193	665,606	1,855,753	459,475
1.45%	—	1,522,421	7,436	829,405	—
1.50%	—	3,247,951	79,919	629,480	—
1.55%	585	742,516	45,280	—	—
1.60%	6,160	1,468,329	114,149	581,765	—
1.65%	—	1,402,054	23,558	62,725	—
1.70%	—	3,911,751	153,636	107,971	—
1.75%	7,904	1,406,839	37,257	—	—
1.80%	—	339,491	62,187	11,658	—
1.85%	—	258,846	26,574	—	—
1.90%	—	2,997,720	298,782	—	—
1.95%	3,975	1,350,850	—	—	—
2.00%	—	71,911	7,834	—	—
2.05%	—	101,531	11,231	—	—
2.10%	—	656,605	27,891	—	—
2.15%	—	447,003	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—

Total	300,747	28,124,044	1,788,516	6,430,318	459,475

26  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

	Janus Aspen	Janus Aspen	Oppen	Oppen Global	Put VT
	Bal,	Gbl Res,	Cap Appr	Strategic	Div Inc,
Subaccount	Inst	Inst	VA	Inc VA	Cl IA

1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	781,677	502,369	432,826	90,793	437,213
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.60%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.75%	—	—	—	—	—
1.80%	—	—	—	—	—
1.85%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—

Total	781,677	502,369	432,826	90,793	437,213

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  27

	Put VT	Put VT	Put VT	Put VT	Put VT
	Div Inc,	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,
Subaccount	Cl IB	Cl 1A	Cl 1B	Cl 1A	Cl IB

1.00%	—	—	81,161	—	—
1.05%	—	—	—	—	—
1.10%	—	—	463,297	—	—
1.15%	—	—	62,096	—	—
1.20%	—	—	20,672	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	183,655	—	—
1.30%	—	—	28,738	—	—
1.35%	—	—	431,037	—	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	290,545	1,030,217	598,720	189,439	125,458
1.45%	—	—	14,832	—	—
1.50%	—	—	20,740	—	—
1.55%	—	—	77,937	—	—
1.60%	—	—	—	—	—
1.65%	—	—	21,859	—	—
1.70%	—	—	—	—	—
1.75%	—	—	—	—	—
1.80%	—	—	—	—	—
1.85%	—	—	1,330	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—

Total	290,545	1,030,217	2,006,074	189,439	125,458

28  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

	Put VT	Put VT
	Multi-Cap Gro,	Voyager,
Subaccount	Cl IA	Cl IB

1.00%	—	—
1.05%	—	—
1.10%	—	—
1.15%	—	—
1.20%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.30%	—	—
1.35%	—	—
1.40%	—	—
1.40%	—	—
1.40%	691,432	409,147
1.45%	—	—
1.50%	—	—
1.55%	—	—
1.60%	—	—
1.65%	—	—
1.70%	—	—
1.75%	—	—
1.80%	—	—
1.85%	—	—
1.90%	—	—
1.95%	—	—
2.00%	—	—
2.05%	—	—
2.10%	—	—
2.15%	—	—
2.20%	—	—
2.25%	—	—

Total	691,432	409,147

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  29

The following is a summary of net assets at Dec. 31, 2013:

	AC VP	AC VP	Col VP	Col VP	Col VP
	Inc & Gro,	Val,	Bal,	Cash Mgmt,	Div Bond,
Subaccount	Cl I	Cl I	Cl 3	Cl 3	Cl 3

1.00%	$—	$—	$44,743	$232,333	$363,866
1.05%	—	—	—	217,454	378,488
1.10%	—	—	298,014	1,995,419	1,626,488
1.15%	—	—	40,546	461,961	545,620
1.20%	—	—	—	861,881	985,592
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	140,899	1,485,636	432,516
1.30%	—	—	—	1,118,396	706,690
1.35%	—	—	277,869	2,323,069	1,524,434
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	435,992	537,864	1,729,316	3,470,214	3,193,310
1.45%	—	—	—	1,255,301	1,370,257
1.50%	—	—	60,089	1,709,770	1,591,573
1.55%	—	—	—	2,597,904	655,597
1.60%	—	—	887,317	618,277	883,094
1.65%	—	—	—	720,727	882,051
1.70%	—	—	13,301	1,769,200	3,012,967
1.75%	—	—	—	1,658,836	1,565,606
1.80%	—	—	99	256,446	167,982
1.85%	—	—	—	225,214	194,756
1.90%	—	—	—	1,485,504	2,247,005
1.95%	—	—	—	536,132	1,391,210
2.00%	—	—	—	21,316	11,648
2.05%	—	—	—	153,074	91,357
2.10%	—	—	—	246,032	329,418
2.15%	—	—	—	790,743	644,190
2.20%	—	—	—	5,519	6,126
2.25%	—	—	—	1,992	81

Total	$435,992	$537,864	$3,492,193	$26,218,350	$24,801,922

30  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

			Col VP
	Col VP	Col VP	Mid Cap	Invesco VI	Invesco VI
	Intl Opp,	Lg Core Quan,	Gro Opp,	Core Eq,	Intl Gro,
Subaccount	Cl 3	Cl 3	Cl 3	Ser I	Ser I

1.00%	$104	$115,992	$1,091	$56,851	$—
1.05%	94	41,498	111	—	—
1.10%	—	1,112,866	57,804	422,880	—
1.15%	94	1,364,455	92,724	111,539	—
1.20%	93	693,948	49,881	667,885	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	83	1,339,215	9,269	1,484,820	—
1.30%	80	1,639,957	61,248	—	—
1.35%	5,697	2,901,749	172,182	900,146	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	552,114	3,872,717	1,370,873	3,801,628	1,030,142
1.45%	113	1,551,360	12,636	1,264,914	—
1.50%	195	3,287,265	162,548	956,116	—
1.55%	1,098	1,156,357	93,890	—	—
1.60%	7,179	1,501,081	229,482	877,134	—
1.65%	89	1,389,778	48,379	94,217	—
1.70%	78	3,837,529	305,331	161,529	—
1.75%	13,356	2,148,742	61,414	—	—
1.80%	87	666,578	122,249	17,306	—
1.85%	87	391,670	53,401	—	—
1.90%	86	4,513,110	473,003	—	—
1.95%	6,694	2,024,248	90	—	—
2.00%	85	107,211	12,279	—	—
2.05%	85	150,594	17,533	—	—
2.10%	84	969,523	43,326	—	—
2.15%	98	656,852	83	—	—
2.20%	83	127	83	—	—
2.25%	98	128	—	—	—

Total	$587,954	$37,434,550	$3,450,910	$10,816,965	$1,030,142

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  31

	Janus Aspen	Janus Aspen	Oppen	Oppen Global	Put VT
	Bal,	Gbl Res,	Cap Appr	Strategic Inc	Div Inc,
Subaccount	Inst	Inst	VA	VA	Cl IA

1.00%	$—	$—	$—	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	2,465,497	889,986	900,118	186,181	1,084,845
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.60%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.75%	—	—	—	—	—
1.80%	—	—	—	—	—
1.85%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—

Total	$2,465,497	$889,986	$900,118	$186,181	$1,084,845

32  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

	Put VT	Put VT	Put VT	Put VT	Put VT
	Div Inc,	Gro & Inc,	Gro & Inc,	Hi Yield,	Hi Yield,
Subaccount	Cl IB	Cl IA	Cl IB	Cl IA	Cl IB

1.00%	$—	$—	$131,366	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	739,787	—	—
1.15%	—	—	95,282	—	—
1.20%	—	—	35,075	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	277,888	—	—
1.30%	—	—	58,276	—	—
1.35%	—	—	665,137	—	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	554,064	3,497,722	1,083,231	558,231	270,079
1.45%	—	—	24,535	—	—
1.50%	—	—	32,613	—	—
1.55%	—	—	153,785	—	—
1.60%	—	—	163	—	—
1.65%	—	—	42,664	—	—
1.70%	—	—	105	—	—
1.75%	—	—	153	—	—
1.80%	—	—	139	—	—
1.85%	—	—	2,536	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—

Total	$554,064	$3,497,722	$3,342,735	$558,231	$270,079

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  33

	Put VT	Put VT
	Multi-Cap Gro,	Voyager,
Subaccount	Cl IA	Cl IB

1.00%	$—	$—
1.05%	—	—
1.10%	—	—
1.15%	—	—
1.20%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.25%	—	—
1.30%	—	—
1.35%	—	—
1.40%	—	—
1.40%	—	—
1.40%	2,139,512	886,109
1.45%	—	—
1.50%	—	—
1.55%	—	—
1.60%	—	—
1.65%	—	—
1.70%	—	—
1.75%	—	—
1.80%	—	—
1.85%	—	—
1.90%	—	—
1.95%	—	—
2.00%	—	—
2.05%	—	—
2.10%	—	—
2.15%	—	—
2.20%	—	—
2.25%	—	—

Total	$2,139,512	$886,109

9.	FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the divisions.

	At Dec. 31					For the year ended Dec. 31
	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

AC VP Inc & Gro, Cl I
2013	218	$2.00	to	$2.00	$436	2.17%	1.40%	to	1.40%	33.93%		to	33.93%
2012	282	$1.50	to	$1.50	$421	2.05%	1.40%	to	1.40%	13.15%		to	13.15%
2011	328	$1.32	to	$1.32	$433	1.56%	1.40%	to	1.40%	1.68%		to	1.68%
2010	364	$1.30	to	$1.30	$474	1.50%	1.40%	to	1.40%	12.56%		to	12.56%
2009	424	$1.15	to	$1.15	$490	4.99%	1.40%	to	1.40%	16.46%		to	16.46%

AC VP Val, Cl I
2013	193	$2.78	to	$2.78	$538	1.64%	1.40%	to	1.40%	29.90%		to	29.90%
2012	247	$2.14	to	$2.14	$529	1.91%	1.40%	to	1.40%	12.98%		to	12.98%
2011	283	$1.90	to	$1.90	$536	2.03%	1.40%	to	1.40%	(0.39%	)	to	(0.39%	)
2010	318	$1.90	to	$1.90	$604	2.17%	1.40%	to	1.40%	11.85%		to	11.85%
2009	373	$1.70	to	$1.70	$634	5.82%	1.40%	to	1.40%	18.20%		to	18.20%

Col VP Bal, Cl 3
2013	1,846	$1.49	to	$1.48	$3,492	—	1.00%	to	1.80%	20.25%		to	19.29%
2012	2,205	$1.24	to	$1.24	$3,454	—	1.00%	to	1.80%	13.13%		to	12.23%
2011	2,572	$1.09	to	$1.10	$3,541	—	1.00%	to	1.80%	1.37%		to	0.57%
2010	2,888	$1.08	to	$1.10	$3,946	—	1.00%	to	1.80%	11.41%		to	10.52%
2009	4,004	$0.97	to	$0.99	$4,734	—	1.00%	to	1.80%	22.99%		to	22.01%

34  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Col VP Cash Mgmt, Cl 3
2013	25,348	$1.11	to	$0.91	$26,218	0.01%	1.00%	to	2.25%	(0.98%	)	to	(2.24%	)
2012	31,031	$1.12	to	$0.93	$32,463	0.01%	1.00%	to	2.25%	(0.97%	)	to	(2.21%	)
2011	40,935	$1.13	to	$0.96	$43,385	0.01%	1.00%	to	2.25%	(0.98%	)	to	(2.23%	)
2010	49,855	$1.14	to	$0.98	$53,739	0.01%	1.00%	to	2.25%	(0.98%	)	to	(2.24%	)
2009	107,328	$1.15	to	$1.00	$114,381	0.05%	1.00%	to	2.25%	(0.84%	)	to	(0.19%	)(5)

Col VP Div Bond, Cl 3
2013	17,358	$1.49	to	$1.09	$24,802	4.39%	1.00%	to	2.25%	(3.35%	)	to	(4.58%	)
2012	20,710	$1.54	to	$1.15	$31,078	3.83%	1.00%	to	2.25%	6.50%		to	5.18%
2011	24,708	$1.44	to	$1.09	$34,812	4.59%	1.00%	to	2.25%	5.63%		to	4.31%
2010	32,875	$1.37	to	$1.04	$43,873	1.34%	1.00%	to	2.25%	7.25%		to	5.90%
2009	373,592	$1.27	to	$0.99	$444,902	4.29%	1.00%	to	2.25%	13.28%		to	(1.51%	)(5)

Col VP Intl Opp, Cl 3
2013	301	$1.41	to	$1.34	$588	1.67%	1.00%	to	2.25%	20.95%		to	19.45%
2012	371	$1.16	to	$1.12	$591	1.50%	1.00%	to	2.25%	16.54%		to	15.08%
2011	513	$1.00	to	$0.97	$710	1.35%	1.00%	to	2.25%	(13.28%	)	to	(14.37%	)
2010	620	$1.15	to	$1.13	$954	1.44%	1.00%	to	2.25%	12.77%		to	11.36%
2009	624	$1.02	to	$1.02	$892	1.57%	1.00%	to	2.25%	1.92%(5)		to	1.81%	(5)

Col VP Lg Core Quan, Cl 3
2013	28,124	$1.40	to	$1.75	$37,435	—	1.00%	to	2.25%	32.33%		to	30.67%
2012	37,490	$1.06	to	$1.34	$37,799	—	1.00%	to	2.25%	12.74%		to	11.34%
2011	48,467	$0.94	to	$1.21	$43,637	—	1.00%	to	2.25%	4.19%		to	2.89%
2010	64,135	$0.90	to	$1.17	$55,690	—	1.00%	to	2.25%	16.17%		to	14.72%
2009	74,790	$0.78	to	$1.02	$55,969	—	1.00%	to	2.25%	22.92%		to	1.77%	(5)

Col VP Mid Cap Gro Opp, Cl 3
2013	1,789	$2.15	to	$1.54	$3,451	—	1.00%	to	2.20%	29.73%		to	28.18%
2012	2,352	$1.66	to	$1.20	$3,508	—	1.00%	to	2.20%	10.16%		to	8.84%
2011	2,823	$1.51	to	$1.10	$3,853	—	1.00%	to	2.20%	(15.91%	)	to	(16.91%	)
2010	3,297	$1.79	to	$1.33	$5,358	—	1.00%	to	2.20%	25.03%		to	23.54%
2009	3,990	$1.43	to	$1.07	$5,193	—	1.00%	to	2.20%	61.78%		to	59.85%

Invesco VI Core Eq, Ser I
2013	6,430	$1.58	to	$1.48	$10,817	1.34%	1.00%	to	1.80%	27.96%		to	26.94%
2012	7,622	$1.23	to	$1.17	$10,050	0.94%	1.00%	to	1.80%	12.75%		to	11.85%
2011	9,875	$1.09	to	$1.05	$11,473	0.93%	1.00%	to	1.80%	(1.06%	)	to	(1.84%	)
2010	12,431	$1.11	to	$1.07	$14,588	0.94%	1.00%	to	1.80%	8.47%		to	7.60%
2009	14,864	$1.02	to	$0.99	$16,093	1.75%	1.00%	to	1.80%	27.02%		to	26.01%

Invesco VI Intl Gro, Ser I
2013	459	$2.24	to	$2.24	$1,030	1.18%	1.40%	to	1.40%	17.36%		to	17.36%
2012	522	$1.91	to	$1.91	$996	1.43%	1.40%	to	1.40%	13.92%		to	13.92%
2011	595	$1.68	to	$1.68	$998	1.58%	1.40%	to	1.40%	(8.04%	)	to	(8.04%	)
2010	675	$1.82	to	$1.82	$1,231	2.24%	1.40%	to	1.40%	11.30%		to	11.30%
2009	773	$1.64	to	$1.64	$1,266	1.50%	1.40%	to	1.40%	33.36%		to	33.36%

Janus Aspen Bal, Inst
2013	782	$3.15	to	$3.15	$2,465	7.15%	1.40%	to	1.40%	18.49%		to	18.49%
2012	916	$2.66	to	$2.66	$2,438	2.79%	1.40%	to	1.40%	12.04%		to	12.04%
2011	1,023	$2.38	to	$2.38	$2,430	2.36%	1.40%	to	1.40%	0.23%		to	0.23%
2010	1,253	$2.37	to	$2.37	$2,970	2.78%	1.40%	to	1.40%	6.88%		to	6.88%
2009	1,456	$2.22	to	$2.22	$3,230	2.95%	1.40%	to	1.40%	24.14%		to	24.14%

Janus Aspen Gbl Res, Inst
2013	502	$1.77	to	$1.77	$890	1.22%	1.40%	to	1.40%	26.64%		to	26.64%
2012	622	$1.40	to	$1.40	$871	0.87%	1.40%	to	1.40%	18.41%		to	18.41%
2011	644	$1.18	to	$1.18	$761	0.57%	1.40%	to	1.40%	(14.94%	)	to	(14.94%	)
2010	732	$1.39	to	$1.39	$1,016	0.61%	1.40%	to	1.40%	14.23%		to	14.23%
2009	841	$1.22	to	$1.22	$1,023	1.42%	1.40%	to	1.40%	35.79%		to	35.79%

Oppen Cap Appr VA
2013	433	$2.08	to	$2.08	$900	0.97%	1.40%	to	1.40%	27.94%		to	27.94%
2012	537	$1.63	to	$1.63	$873	0.65%	1.40%	to	1.40%	12.53%		to	12.53%
2011	629	$1.44	to	$1.44	$908	0.38%	1.40%	to	1.40%	(2.52%	)	to	(2.52%	)
2010	785	$1.48	to	$1.48	$1,163	0.18%	1.40%	to	1.40%	7.90%		to	7.90%
2009	878	$1.37	to	$1.37	$1,206	0.32%	1.40%	to	1.40%	42.51%		to	42.51%

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  35

	At Dec. 31					For the year ended Dec. 31
	Units	Accumulation unit value			Net assets	Investment	Expense ratio			Total return
	(000s)	lowest to highest(1)			(000s)	income ratio(2)	lowest to highest(3)			lowest to highest(1)(4)

Oppen Global Strategic Inc VA
2013	91	$2.05	to	$2.05	$186	4.98%	1.40%	to	1.40%	(1.52%	)	to	(1.52%	)
2012	100	$2.08	to	$2.08	$208	2.23%	1.40%	to	1.40%	11.95%		to	11.95%
2011	10	$1.86	to	$1.86	$19	3.20%	1.40%	to	1.40%	(0.54%	)	to	(0.54%	)
2010	10	$1.87	to	$1.87	$19	11.42%	1.40%	to	1.40%	13.37%		to	13.37%
2009	47	$1.65	to	$1.65	$78	0.54%	1.40%	to	1.40%	17.18%		to	17.18%

Put VT Div Inc, Cl IA
2013	437	$2.47	to	$2.47	$1,085	3.46%	1.40%	to	1.40%	6.58%		to	6.58%
2012	481	$2.32	to	$2.32	$1,120	5.84%	1.40%	to	1.40%	10.25%		to	10.25%
2011	509	$2.10	to	$2.10	$1,077	10.32%	1.40%	to	1.40%	(4.37%	)	to	(4.37%	)
2010	600	$2.20	to	$2.20	$1,326	14.43%	1.40%	to	1.40%	11.45%		to	11.45%
2009	688	$1.97	to	$1.97	$1,364	7.42%	1.40%	to	1.40%	52.68%		to	52.68%

Put VT Div Inc, Cl IB
2013	291	$1.91	to	$1.91	$554	3.19%	1.40%	to	1.40%	6.32%		to	6.32%
2012	308	$1.79	to	$1.79	$553	5.58%	1.40%	to	1.40%	9.97%		to	9.97%
2011	350	$1.63	to	$1.63	$571	9.92%	1.40%	to	1.40%	(4.51%	)	to	(4.51%	)
2010	397	$1.71	to	$1.71	$678	15.10%	1.40%	to	1.40%	11.11%		to	11.11%
2009	498	$1.54	to	$1.54	$765	7.32%	1.40%	to	1.40%	53.20%		to	53.20%

Put VT Gro & Inc, Cl IA
2013	1,030	$3.39	to	$3.39	$3,498	1.85%	1.40%	to	1.40%	34.13%		to	34.13%
2012	1,079	$2.53	to	$2.53	$2,732	1.97%	1.40%	to	1.40%	17.77%		to	17.77%
2011	1,139	$2.15	to	$2.15	$2,448	1.52%	1.40%	to	1.40%	(5.77%	)	to	(5.77%	)
2010	1,270	$2.28	to	$2.28	$2,898	1.80%	1.40%	to	1.40%	13.12%		to	13.12%
2009	1,361	$2.01	to	$2.01	$2,746	3.07%	1.40%	to	1.40%	28.35%		to	28.35%

Put VT Gro & Inc, Cl IB
2013	2,006	$1.62	to	$1.91	$3,343	1.72%	1.00%	to	1.85%	34.33%		to	33.19%
2012	2,352	$1.20	to	$1.43	$2,917	1.77%	1.00%	to	1.85%	17.95%		to	16.95%
2011	2,841	$1.02	to	$1.23	$2,985	1.34%	1.00%	to	1.85%	(5.59%	)	to	(6.39%	)
2010	3,768	$1.08	to	$1.31	$4,203	1.64%	1.00%	to	1.85%	13.24%		to	12.28%
2009	4,814	$0.96	to	$1.17	$4,751	2.87%	1.00%	to	1.85%	28.52%		to	27.43%

Put VT Hi Yield, Cl IA
2013	189	$2.92	to	$2.92	$558	7.03%	1.40%	to	1.40%	6.60%		to	6.60%
2012	200	$2.74	to	$2.74	$549	7.88%	1.40%	to	1.40%	14.72%		to	14.72%
2011	217	$2.39	to	$2.39	$519	8.07%	1.40%	to	1.40%	0.44%		to	0.44%
2010	245	$2.38	to	$2.38	$585	8.04%	1.40%	to	1.40%	12.95%		to	12.95%
2009	305	$2.11	to	$2.11	$644	10.48%	1.40%	to	1.40%	48.23%		to	48.23%

Put VT Hi Yield, Cl IB
2013	125	$2.15	to	$2.15	$270	6.92%	1.40%	to	1.40%	6.36%		to	6.36%
2012	139	$2.02	to	$2.02	$281	7.36%	1.40%	to	1.40%	14.39%		to	14.39%
2011	176	$1.77	to	$1.77	$312	8.06%	1.40%	to	1.40%	0.34%		to	0.34%
2010	203	$1.76	to	$1.76	$357	7.85%	1.40%	to	1.40%	12.46%		to	12.46%
2009	255	$1.57	to	$1.57	$399	11.22%	1.40%	to	1.40%	48.10%		to	48.10%

Put VT Multi-Cap Gro, Cl IA
2013	691	$3.09	to	$3.09	$2,140	0.73%	1.40%	to	1.40%	34.84%		to	34.84%
2012	735	$2.29	to	$2.29	$1,687	0.50%	1.40%	to	1.40%	15.46%		to	15.46%
2011	789	$1.99	to	$1.99	$1,569	0.39%	1.40%	to	1.40%	(6.20%	)	to	(6.20%	)
2010	836	$2.12	to	$2.12	$1,772	0.60%	1.40%	to	1.40%	18.21%		to	18.21%
2009	940	$1.79	to	$1.79	$1,684	0.68%	1.40%	to	1.40%	30.64%		to	30.64%

Put VT Voyager, Cl IB
2013	409	$2.17	to	$2.17	$886	0.87%	1.40%	to	1.40%	41.73%		to	41.73%
2012	526	$1.53	to	$1.53	$804	0.33%	1.40%	to	1.40%	12.63%		to	12.63%
2011	582	$1.36	to	$1.36	$789	—	1.40%	to	1.40%	(18.99%	)	to	(18.99%	)
2010	686	$1.67	to	$1.67	$1,148	1.31%	1.40%	to	1.40%	19.12%		to	19.12%
2009	831	$1.41	to	$1.41	$1,168	0.85%	1.40%	to	1.40%	61.62%		to	61.62%

(1)	The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.
(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

36  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

(3)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.
(5)	New subaccount operations commenced on Nov. 30, 2009.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  37

Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in the parentheses.

Variable account charges of 1.40% of the daily net assets of the variable account.
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

American Century VP Income & Growth, Class I (10/05/1998)
Accumulation unit value at beginning of period	$1.50	$1.32	$1.30	$1.15	$0.99	$1.54	$1.56	$1.35	$1.31	$1.18
Accumulation unit value at end of period	$2.00	$1.50	$1.32	$1.30	$1.15	$0.99	$1.54	$1.56	$1.35	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	218	282	328	364	424	555	747	962	1,390	1,530

American Century VP Value, Class I (10/05/1998)
Accumulation unit value at beginning of period	$2.14	$1.90	$1.90	$1.70	$1.44	$1.99	$2.13	$1.82	$1.76	$1.56
Accumulation unit value at end of period	$2.78	$2.14	$1.90	$1.90	$1.70	$1.44	$1.99	$2.13	$1.82	$1.76
Number of accumulation units outstanding at end of period (000 omitted)	193	247	283	318	373	456	588	816	1,092	1,163

Columbia Variable Portfolio – Balanced Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$2.40	$2.13	$2.11	$1.90	$1.55	$2.24	$2.24	$1.98	$1.93	$1.79
Accumulation unit value at end of period	$2.87	$2.40	$2.13	$2.11	$1.90	$1.55	$2.24	$2.24	$1.98	$1.93
Number of accumulation units outstanding at end of period (000 omitted)	600	692	777	880	1,036	1,249	1,756	2,335	3,221	4,136

Columbia Variable Portfolio – Cash Management Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24	$1.25
Accumulation unit value at end of period	$1.26	$1.28	$1.30	$1.31	$1.33	$1.35	$1.34	$1.29	$1.26	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	2,750	2,860	3,784	4,615	4,417	4,753	3,976	3,923	6,630	7,059

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$2.17	$2.04	$1.94	$1.82	$1.61	$1.75	$1.68	$1.63	$1.62	$1.58
Accumulation unit value at end of period	$2.09	$2.17	$2.04	$1.94	$1.82	$1.61	$1.75	$1.68	$1.63	$1.62
Number of accumulation units outstanding at end of period (000 omitted)	1,527	2,043	2,171	2,609	9,757	10,453	12,248	8,733	8,279	9,515

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.63	$1.41	$1.63	$1.45	$1.15	$1.96	$1.76	$1.44	$1.28	$1.11
Accumulation unit value at end of period	$1.96	$1.63	$1.41	$1.63	$1.45	$1.15	$1.96	$1.76	$1.44	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	279	325	467	507	570	676	832	1,048	1,332	1,736

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (02/21/1995)
Accumulation unit value at beginning of period	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56	$1.50
Accumulation unit value at end of period	$2.34	$1.78	$1.58	$1.53	$1.32	$1.08	$1.89	$1.86	$1.64	$1.56
Number of accumulation units outstanding at end of period (000 omitted)	1,652	2,086	2,533	3,074	3,447	3,843	4,871	5,898	4,590	4,708

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (08/30/2002)
Accumulation unit value at beginning of period	$1.59	$1.45	$1.73	$1.39	$0.86	$1.59	$1.41	$1.44	$1.32	$1.23
Accumulation unit value at end of period	$2.06	$1.59	$1.45	$1.73	$1.39	$0.86	$1.59	$1.41	$1.44	$1.32
Number of accumulation units outstanding at end of period (000 omitted)	666	810	906	1,009	1,184	1,418	1,722	2,222	377	159

Invesco V.I. Core Equity Fund, Series I Shares (10/30/1997)
Accumulation unit value at beginning of period	$1.61	$1.43	$1.45	$1.34	$1.06	$1.54	$1.45	$1.26	$1.21	$1.13
Accumulation unit value at end of period	$2.05	$1.61	$1.43	$1.45	$1.34	$1.06	$1.54	$1.45	$1.26	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	1,856	2,171	2,494	2,967	3,385	4,142	5,535	7,315	3,274	4,188

Invesco V.I. International Growth Fund, Series I Shares (10/30/1997)
Accumulation unit value at beginning of period	$1.91	$1.68	$1.82	$1.64	$1.23	$2.09	$1.85	$1.46	$1.26	$1.03
Accumulation unit value at end of period	$2.24	$1.91	$1.68	$1.82	$1.64	$1.23	$2.09	$1.85	$1.46	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	459	522	595	675	773	836	1,067	1,395	1,766	2,223

Janus Aspen Series Balanced Portfolio: Institutional Shares (10/30/1997)
Accumulation unit value at beginning of period	$2.66	$2.38	$2.37	$2.22	$1.79	$2.15	$1.98	$1.81	$1.70	$1.59
Accumulation unit value at end of period	$3.15	$2.66	$2.38	$2.37	$2.22	$1.79	$2.15	$1.98	$1.81	$1.70
Number of accumulation units outstanding at end of period (000 omitted)	782	916	1,023	1,253	1,456	1,819	2,498	3,777	5,177	6,202

Janus Aspen Series Global Research Portfolio: Institutional Shares (10/30/1997)
Accumulation unit value at beginning of period	$1.40	$1.18	$1.39	$1.22	$0.90	$1.64	$1.52	$1.30	$1.25	$1.21
Accumulation unit value at end of period	$1.77	$1.40	$1.18	$1.39	$1.22	$0.90	$1.64	$1.52	$1.30	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	502	622	644	732	841	962	1,308	1,907	2,653	3,304

Oppenheimer Capital Appreciation Fund/VA (10/30/1997)
Accumulation unit value at beginning of period	$1.63	$1.44	$1.48	$1.37	$0.96	$1.79	$1.59	$1.50	$1.44	$1.37
Accumulation unit value at end of period	$2.08	$1.63	$1.44	$1.48	$1.37	$0.96	$1.79	$1.59	$1.50	$1.44
Number of accumulation units outstanding at end of period (000 omitted)	433	537	629	785	878	1,062	1,515	2,159	2,982	3,602

Oppenheimer Global Strategic Income Fund/VA (08/26/1999)
Accumulation unit value at beginning of period	$2.08	$1.86	$1.87	$1.65	$1.41	$1.66	$1.54	$1.45	$1.43	$1.34
Accumulation unit value at end of period	$2.05	$2.08	$1.86	$1.87	$1.65	$1.41	$1.66	$1.54	$1.45	$1.43
Number of accumulation units outstanding at end of period (000 omitted)	91	100	10	10	47	120	186	269	276	275

Putnam VT Diversified Income Fund – Class IA Shares (02/21/1995)
Accumulation unit value at beginning of period	$2.32	$2.10	$2.20	$1.97	$1.29	$1.90	$1.85	$1.76	$1.73	$1.60
Accumulation unit value at end of period	$2.47	$2.32	$2.10	$2.20	$1.97	$1.29	$1.90	$1.85	$1.76	$1.73
Number of accumulation units outstanding at end of period (000 omitted)	437	481	509	600	688	832	1,101	1,459	2,144	2,899

38  RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Putnam VT Diversified Income Fund – Class IB Shares (10/05/1998)
Accumulation unit value at beginning of period	$1.79	$1.63	$1.71	$1.54	$1.00	$1.47	$1.43	$1.37	$1.34	$1.25
Accumulation unit value at end of period	$1.91	$1.79	$1.63	$1.71	$1.54	$1.00	$1.47	$1.43	$1.37	$1.34
Number of accumulation units outstanding at end of period (000 omitted)	291	308	350	397	498	646	999	1,382	1,973	2,283

Putnam VT Growth and Income Fund – Class IA Shares (02/21/1995)
Accumulation unit value at beginning of period	$2.53	$2.15	$2.28	$2.01	$1.57	$2.59	$2.79	$2.43	$2.34	$2.13
Accumulation unit value at end of period	$3.39	$2.53	$2.15	$2.28	$2.01	$1.57	$2.59	$2.79	$2.43	$2.34
Number of accumulation units outstanding at end of period (000 omitted)	1,030	1,079	1,139	1,270	1,361	1,504	1,940	2,471	3,345	4,457

Putnam VT Growth and Income Fund – Class IB Shares (10/05/1998)
Accumulation unit value at beginning of period	$1.35	$1.15	$1.22	$1.09	$0.85	$1.40	$1.51	$1.32	$1.28	$1.16
Accumulation unit value at end of period	$1.81	$1.35	$1.15	$1.22	$1.09	$0.85	$1.40	$1.51	$1.32	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	599	708	812	1,063	1,414	1,861	2,565	3,460	4,185	4,645

Putnam VT High Yield Fund – Class IA Shares (02/21/1995)
Accumulation unit value at beginning of period	$2.74	$2.39	$2.38	$2.11	$1.42	$1.95	$1.91	$1.75	$1.72	$1.57
Accumulation unit value at end of period	$2.92	$2.74	$2.39	$2.38	$2.11	$1.42	$1.95	$1.91	$1.75	$1.72
Number of accumulation units outstanding at end of period (000 omitted)	189	200	217	245	305	394	499	651	870	1,300

Putnam VT High Yield Fund – Class IB Shares (10/05/1998)
Accumulation unit value at beginning of period	$2.02	$1.77	$1.76	$1.57	$1.06	$1.45	$1.43	$1.31	$1.29	$1.19
Accumulation unit value at end of period	$2.15	$2.02	$1.77	$1.76	$1.57	$1.06	$1.45	$1.43	$1.31	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	125	139	176	203	255	379	517	677	974	1,139

Putnam VT Multi-Cap Growth Fund – Class IA Shares (02/21/1995)
Accumulation unit value at beginning of period	$2.29	$1.99	$2.12	$1.79	$1.37	$2.27	$2.17	$2.02	$1.86	$1.70
Accumulation unit value at end of period	$3.09	$2.29	$1.99	$2.12	$1.79	$1.37	$2.27	$2.17	$2.02	$1.86
Number of accumulation units outstanding at end of period (000 omitted)	691	735	789	836	940	1,071	1,280	1,595	2,187	2,928

Putnam VT Voyager Fund – Class IB Shares (10/05/1998)
Accumulation unit value at beginning of period	$1.53	$1.36	$1.67	$1.41	$0.87	$1.40	$1.35	$1.30	$1.24	$1.20
Accumulation unit value at end of period	$2.17	$1.53	$1.36	$1.67	$1.41	$0.87	$1.40	$1.35	$1.30	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	409	526	582	686	831	1,004	1,304	1,946	2,658	3,108

RIVERSOURCE PP PLUS2/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY – 2013 ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
RIVERSOURCE LIFE INSURANCE COMPANY:

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2013 and December 31, 2012 and the related consolidated statements of income, comprehensive income, shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Company and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Minneapolis, Minnesota

February 25, 2014

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS
(in millions, except share amounts)

December 31,	2013	2012

Assets

Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2013, $22,902; 2012, $23,058)	$24,387	$25,932
Common stocks, at fair value (cost: 2013 and 2012, $2)	6	4
Mortgage loans, at amortized cost (less allowance for loan losses: 2013, $24; and 2012, $26)	3,326	3,389
Policy loans	773	752
Other investments	915	743

Total investments	29,407	30,820
Cash and cash equivalents	344	336
Restricted cash	—	86
Reinsurance recoverables	2,177	2,047
Other receivables	195	203
Accrued investment income	275	291
Deferred acquisition costs	2,633	2,373
Other assets	4,357	4,197
Separate account assets	77,616	69,395

Total assets	$117,004	$109,748

Liabilities and Shareholder’s Equity

Liabilities:
Policyholder account balances, future policy benefits and claims	$29,149	$30,802
Short-term borrowings	500	501
Line of credit with Ameriprise Financial, Inc.	150	150
Other liabilities	5,431	4,201
Separate account liabilities	77,616	69,395

Total liabilities	112,846	105,049

Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,463	2,462
Retained earnings	1,042	1,000
Accumulated other comprehensive income, net of tax	650	1,234

Total shareholder’s equity	4,158	4,699

Total liabilities and shareholder’s equity	$117,004	$109,748

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME
(in millions)

Years Ended December 31,	2013	2012	2011

Revenues

Premiums	$430	$442	$493
Net investment income	1,411	1,480	1,593
Policy and contract charges	1,725	1,593	1,540
Other revenues	359	329	303
Net realized investment gains (losses)	3	(3)	5

Total revenues	3,928	3,841	3,934

Benefits and expenses

Benefits, claims, losses and settlement expenses	1,172	1,216	950
Interest credited to fixed accounts	806	831	856
Amortization of deferred acquisition costs	141	225	336
Other insurance and operating expenses	746	755	781

Total benefits and expenses	2,865	3,027	2,923

Pretax income	1,063	814	1,011
Income tax provision	221	164	190

Net income	$842	$650	$821

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(11)	$(12)	$(47)
Portion of loss recognized in other comprehensive income (loss) (before taxes)	5	(5)	23

Net impairment losses recognized in net realized investment gains	$(6)	$(17)	$(24)

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in millions)

Years Ended December 31,	2013	2012	2011

Net income	$842	$650	$821
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities:
Net unrealized securities gains (losses) arising during the period	(904)	451	364
Reclassification of net securities (gains) losses included in net income	(3)	1	(3)
Impact of deferred acquisition costs, deferred sales inducement costs, benefit reserves and reinsurance recoverables	319	(154)	(194)

Total net unrealized gains (losses) on securities	(588)	298	167

Net unrealized losses on derivatives:
Reclassification of net derivative losses included in net income	4	5	4

Total net unrealized losses on derivatives	4	5	4

Total other comprehensive income (loss), net of tax	(584)	303	171

Total comprehensive income	$258	$953	$992

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY
(in millions)

		Additional		Accumulated Other
	Common	Paid-In	Retained	Comprehensive
	Shares	Capital	Earnings	Income	Total

Balances at January 1, 2011	$3	$2,460	$1,994	$760	$5,217
Comprehensive income:
Net income	—	—	821	—	821
Other comprehensive income, net of tax	—	—	—	171	171

Total comprehensive income					992
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(750)	—	(750)
Non-cash dividend to Ameriprise Financial, Inc.	—	—	(850)	—	(850)

Balances at December 31, 2011	3	2,461	1,215	931	4,610
Comprehensive income:
Net income	—	—	650	—	650
Other comprehensive income, net of tax	—	—	—	303	303

Total comprehensive income					953
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(865)	—	(865)

Balances at December 31, 2012	3	2,462	1,000	1,234	4,699
Comprehensive income:
Net income	—	—	842	—	842
Other comprehensive loss, net of tax	—	—	—	(584)	(584)

Total comprehensive income					258
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2013	$3	$2,463	$1,042	$650	$4,158

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

Years Ended December 31,	2013	2012	2011

Cash Flows from Operating Activities

Net income	$842	$650	$821
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	(20)	(16)	(73)
Deferred income tax expense (benefit)	(76)	(40)	50
Contractholder and policyholder charges, non-cash	(322)	(273)	(264)
Loss from equity method investments	12	26	33
Net realized investment gains	(9)	(14)	(26)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains	6	17	21
Change in operating assets and liabilities:
Deferred acquisition costs	(128)	(28)	54
Other investments, net	—	25	—
Policyholder account balances, future policy benefits and claims, net	(1,053)	(463)	1,414
Derivatives, net of collateral	1,733	671	(301)
Reinsurance recoverables	(121)	(107)	(127)
Other receivables	4	(35)	25
Accrued investment income	16	16	2
Other, net	132	283	39

Net cash provided by operating activities	1,016	712	1,668

Cash Flows from Investing Activities

Available-for-Sale securities:
Proceeds from sales	171	156	664
Maturities, sinking fund payments and calls	3,682	3,292	3,200
Purchases	(3,672)	(2,271)	(4,084)
Proceeds from sales, maturities and repayments of mortgage loans	696	310	202
Funding of mortgage loans	(619)	(277)	(207)
Purchase of residential mortgage loans from affiliate	—	(954)	—
Proceeds from sales and collections of other investments	119	117	114
Purchase of other investments	(235)	(286)	(296)
Purchase of land, buildings, equipment and software	(8)	(8)	(6)
Change in policy loans, net	(21)	(13)	(10)
Other, net	49	—	—

Net cash provided by (used in) investing activities	162	66	(423)

Cash Flows from Financing Activities

Policyholder account balances:
Deposits and other additions	2,158	2,198	2,221
Net transfers from (to) separate accounts	(116)	(30)	39
Surrenders and other benefits	(1,994)	(2,063)	(2,154)
Change in short-term borrowings, net	(2)	(5)	107
Proceeds from line of credit with Ameriprise Financial, Inc.	94	418	415
Payments on line of credit with Ameriprise Financial, Inc.	(94)	(568)	(118)
Tax adjustment on share-based incentive compensation plan	1	1	1
Cash paid for purchased options with deferred premiums	(417)	(356)	(254)
Cash dividends to Ameriprise Financial, Inc.	(800)	(865)	(750)

Net cash used in financing activities	(1,170)	(1,270)	(493)

Net increase (decrease) in cash and cash equivalents	8	(492)	752
Cash and cash equivalents at beginning of period	336	828	76

Cash and cash equivalents at end of period	$344	$336	$828

Supplemental Disclosures:
Income taxes paid, net	$94	$109	$176
Interest paid on borrowings	4	4	5
Non-cash investing activity:
Dividend to Ameriprise Financial, Inc.	—	—	850
Affordable housing partnership commitments not yet remitted	96	13	137

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•	RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

In the Consolidated Balance Sheets, the Company combined the balance of “Deferred Sales Inducement Costs” with “Other assets” and the balance of “Policy claims and other policyholder funds” with “Policyholder account balances, future policy benefits and claims” for prior years to conform to the current presentation.

In addition, the Company reclassified certain prior year amounts in the Consolidated Statements of Cash Flows, as discussed below, to improve the transparency of its cash flows. Total cash flows provided by (used in) operating and financing activities did not change as a result of the reclassifications.

Within operating activities, the change in freestanding derivatives was reclassified from “Other, net” to “Derivatives, net of collateral”. The change in derivatives collateral was reclassified from “Derivatives collateral, net” to “Derivatives, net of collateral”. As a result of these reclassifications, changes in all freestanding derivatives and related collateral are included in one line within operating cash flows.

Within financing activities, the increase in policyholder account balances for interest credited was reclassified from “Policyholder account balances: Surrenders and other benefits” to “Policyholder account balances: Deposits and other additions”.

In the fourth quarter of 2012, the Company made an adjustment to the model which values the reserves related to living benefit guarantees primarily attributable to prior periods, which resulted in a $41 million pretax benefit, net of deferred acquisition costs (“DAC”) and deferred sales inducement costs (“DSIC”) amortization of $11 million. In the second quarter of 2012, the Company made a correction for a tax item related to prior periods, which resulted in a $32 million decrease to net income. The Company discovered it had received incomplete data from a third party service provider for securities lending activities that resulted in the miscalculation of the Company’s dividend received deduction and foreign tax credit, which resulted in an understatement of taxes payable and an overstatement of reported earnings in prior periods. The Company resolved the data issue and stopped the securities lending that negatively impacted its tax position. Management determined that the effect of these corrections was not material to current and previously issued financial statements.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued.

The Company’s principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. The Company’s fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. In addition, persons owning an equity indexed annuity (“EIA”) may have their interest calculated based on an increase in a broad-based stock market index.

RiverSource Life Insurance Company

The Company issues both variable and fixed universal life insurance, traditional life insurance and disability income (“DI”) insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products in addition to other benefit riders. Indexed universal life (“IUL”) insurance is similar to universal life in many regards, although the rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the S&P 500 Index® (subject to a cap and floor). The policyholder may allocate all or a portion of the policy value to a fixed or indexed account.

In 2013, RiverSource Life introduced TrioSourcesm universal life insurance with long term care benefits. TrioSource allows clients to allocate a policy’s cash value to a fixed account that begins to earn interest immediately. The base feature of TrioSource is a fixed universal life insurance policy that provides a guaranteed death benefit. The policy offers a guaranteed return of premium (“ROP”). ROP is 90% of the premium in years 1-2 and 100% of the premium in years 3 and later and is net of any partial surrenders, outstanding policy loans or long term care benefits paid. The Accelerated Benefit Rider (“ABR”) for Long-Term Care allows for the acceleration of the death benefit to help pay for covered long term care expenses. In addition, clients may purchase an optional rider which extends benefits for a specified time period after ABR benefits have been exhausted. Any long term care benefit paid reduces the death benefit, cash value and ROP. Additional riders, including an inflation protection option, are available for an additional charge.

The Company issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under the Company’s variable life insurance and variable annuity products described above, the purchaser may choose a fixed account option that is part of the Company’s “general account”, as well as investment options from a variety of portfolios that include common stocks, bonds, managed assets and/or short-term securities.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation
The Company consolidates entities in which it holds a greater than 50% voting interest, or when certain conditions are met for variable interest entities (“VIEs”) and limited partnerships. Entities in which the Company exercises significant influence or holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method where the Company owns less than a 20% voting interest and does not exercise significant influence.

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities. A VIE is required to be assessed for consolidation under two models:

•	If the VIE is a money market fund or is an investment company, or has the financial characteristics of an investment company, and the following is true:

(i)	the entity does not have an explicit or implicit obligation to fund the investment company’s losses; and

(ii)	the investment company is not a securitization entity, asset backed financing entity, or an entity previously considered a qualifying special purpose entity,

then, the VIE will be consolidated by the entity that determines it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. Examples of entities that are likely to be assessed for consolidation under this framework include hedge funds, property funds, private equity funds and venture capital funds.

•	If the VIE does not meet the criteria above, the VIE will be consolidated by the entity that determines it has both:

(i)	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

(ii)	the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

When determining whether the Company stands to absorb the majority of a VIE’s expected losses or receive a majority of a VIE’s expected returns, it analyzes the design of the VIE to identify the variable interests it holds. Then the Company quantitatively determines whether its variable interests will absorb a majority of the VIE’s variability. If the Company determines it has control over the activities that most significantly impact the economic performance of the VIE and it will

RiverSource Life Insurance Company

absorb a majority of the VIE’s expected variability, the Company consolidates the VIE. The calculation of variability is based on an analysis of projected probability-weighted cash flows based on the design of the particular VIE. When determining whether the Company has the power and the obligation to absorb losses or rights to receive benefits from the VIE that could potentially be significant, the Company qualitatively determines if its variable interests meet these criteria. If the Company consolidates a VIE under either scenario, it is referred to as the VIE’s primary beneficiary.

Amounts Based on Estimates and Assumptions
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income, net of impacts to DAC, DSIC, certain benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, certain benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income, if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis

RiverSource Life Insurance Company

of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

Mortgage Loans, net
Mortgage loans, net reflect the Company’s interest in commercial and residential mortgage loans, less the related allowance for loan losses.

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Other Investments
Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans which represent investments in below investment grade loan syndications. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Mortgage Loans and Syndicated Loans
Mortgage loans and syndicated loans are stated at amortized cost, net of allowances for loan losses, if any.

In October 2012, the Company purchased residential mortgage loans at fair value from an affiliate, Ameriprise Bank, FSB. The purchase price took into account the credit quality of the loan portfolio resulting in no allowance for loan losses recorded at the acquisition date.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans
When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Residential mortgage loans are charged off when management determines the assets are uncollectible and commences foreclosure proceedings on the property, at which time the property is written down to fair value less selling costs. Foreclosed property is recorded as real estate owned in other investments. Syndicated loans are placed on nonaccrual status when management determines it will not collect all contractual principal and interest on the loan.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, FICO scores of the borrower and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

RiverSource Life Insurance Company

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The evaluation of impairment on residential mortgage loans is primarily driven by delinquency status of individual loans. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate, (ii) the fair value of collateral or (iii) the loan’s observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Restricted Cash
Total restricted cash at December 31, 2013 and 2012 was nil and $86 million, respectively, consisting of cash that has been pledged to counterparties.

Reinsurance
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 8 for additional information on reinsurance.

RiverSource Life Insurance Company

Land, Buildings, Equipment and Software
Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company generally uses the straight-line method of depreciation and amortization over periods ranging from three to 30 years.

At December 31, 2013 and 2012, land, buildings, equipment and software were $166 million and $174 million, respectively, net of accumulated depreciation of $107 million and $91 million, respectively. Depreciation and amortization expense for the years ended December 31, 2013, 2012 and 2011 was $16 million, $17 million and $16 million, respectively.

Derivative Instruments and Hedging Activities
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in accumulated other comprehensive income and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income are recognized in earnings immediately.

The equity components of EIA and IUL obligations are considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs
The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee

RiverSource Life Insurance Company

compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial, advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Costs deferred as DAC are amortized over time. For annuity and universal life (“UL”) contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management’s best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For traditional life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which contractholders and policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life (“VUL”) insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Deferred Sales Inducement Costs
Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions

RiverSource Life Insurance Company

used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

Policyholder Account Balances, Future Policy Benefits and Claims

Fixed Annuities and Variable Annuity Guarantees
Fixed annuities and variable annuity guarantees include amounts for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, EIAs and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit (“GMDB”) provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up (“GGU”) benefits. In addition, the Company offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuates based on equity, interest rate and credit markets which can cause these embedded derivatives to be either an asset or a liability. These embedded derivatives are recorded in policyholder account balances, future policy benefits and claims. See Note 13 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. Significant assumptions made in projecting future benefits and fees relate to persistency and benefit utilization. Management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for EIAs are equal to the host contract values covering guaranteed benefits and the fair value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

RiverSource Life Insurance Company

Life, Disability Income and Long Term Care Insurance
Life, DI and LTC insurance includes liabilities for fixed account values on fixed and variable universal life policies, liabilities for indexed accounts of IUL products, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

A portion of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 9 for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company’s experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Changes in policyholder account balances, future policy benefits and claims are reflected in earnings in the period adjustments are made.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Sources of Revenue
The Company’s principal sources of revenue include premiums, net investment income and policy and contract charges.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums are reported net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial and residential mortgage loans, policy loans, other investments and cash and cash equivalents; the changes in fair value of certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is

RiverSource Life Insurance Company

accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and on the residential mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company’s separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when assessed.

Net Realized Investment Gains (Losses)
Net realized investment gains (losses) primarily include realized gains and losses on the sale of securities and charges for the other-than-temporary impairments of investments related to credit losses. Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Other Revenues
Other revenues primarily include fees received under marketing support arrangements which are calculated as a percentage of the Company’s separate account assets.

Other Insurance and Operating Expenses
Other insurance and operating expenses include expenses allocated to the Company from its parent, Ameriprise Financial, for the Company’s share of compensation, professional and consultant fees and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are presented net of acquisition cost deferrals.

Income Taxes
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets. In the opinion of management, it is currently more likely than not that the Company will not realize the full benefit of certain state deferred tax assets, primarily state net operating losses and therefore a valuation allowance of $6 million has been established at December 31, 2013.

RiverSource Life Insurance Company

3.	RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Comprehensive Income
In February 2013, the Financial Accounting Standards Board (“FASB”) updated the accounting standard related to comprehensive income. The update requires entities to provide information about significant amounts reclassified out of accumulated other comprehensive income (“AOCI”). The standard is effective for interim and annual periods beginning after December 15, 2012 and is required to be applied prospectively. The Company adopted the standard in the first quarter of 2013. The adoption of the standard did not have any effect on the Company’s consolidated financial condition and results of operations. See Note 18 for the required disclosures.

Balance Sheet
In December 2011, the FASB updated the accounting standards to require new disclosures about offsetting assets and liabilities. The standard requires an entity to disclose both gross and net information about certain financial instruments and transactions subject to master netting arrangements (or similar agreements) or eligible for offset in the statement of financial position. The standard is effective for interim and annual periods beginning on or after January 1, 2013 on a retrospective basis. The Company adopted the standard in the first quarter of 2013. The adoption of the standard did not have any effect on the Company’s consolidated financial condition and results of operations. See Note 16 for the required disclosures.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts
In October 2010, the FASB updated the accounting standard for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts are capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees’ compensation and benefits directly related to time spent performing acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and contract selling) for a contract that has been acquired, (iii) other costs related to acquisition activities that would not have been incurred had the acquisition of the contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other acquisition related costs are expensed as incurred. The Company retrospectively adopted the new standard on January 1, 2012. The cumulative effect of the adoption reduced retained earnings by $1.4 billion after-tax and increased AOCI by $112 million after-tax, totaling to a $1.3 billion after-tax reduction in total equity at January 1, 2012.

Future Adoption of New Accounting Standards

Receivables — Troubled Debt Restructuring by Creditors
In January 2014, the FASB updated the accounting standard related to recognizing residential real estate obtained through a repossession or foreclosure from a troubled debtor. The update clarifies the criteria for derecognition of the loan receivable and recognition of the real estate property. The standard is effective for interim and annual periods beginning after December 15, 2014 and can be applied under a modified retrospective transition method or a prospective transition method. Early adoption is permitted. The adoption of the standard is not expected to have a material impact on the Company’s consolidated financial condition and results of operations.

Investments — Equity Method and Joint Ventures
In January 2014, the FASB updated the accounting standard related to investments in qualified affordable housing projects. The update allows for an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, the investment in a qualified affordable housing project is amortized in proportion to the tax credits and other tax benefits received. The net investment performance is recognized as a component of income tax expense (benefit). The standard is effective for interim and annual periods beginning after December 15, 2014 and should be applied retrospectively to all periods presented. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

Income Taxes
In July 2013, the FASB updated the accounting standard for income taxes. The update provides guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The standard is effective for interim and annual periods beginning after December 15, 2013 and should be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted. The adoption of the standard is not expected to have a material impact on the Company’s consolidated financial condition and results of operations.

RiverSource Life Insurance Company

4.	VARIABLE INTEREST ENTITIES
RTA, a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RTA’s maximum exposure to loss as a result of its investments in the affordable housing partnerships is limited to the carrying values of these investments. The carrying values are reflected in other investments and were $495 million and $409 million as of December 31, 2013 and 2012, respectively. RTA has no obligation to provide financial or other support to the affordable housing partnerships in addition to liabilities already recorded for future funding commitments nor has it provided any additional support to the affordable housing partnerships. The Company had liabilities of $137 million and $144 million recorded in other liabilities as of December 31, 2013 and 2012, respectively, related to the future funding commitments for affordable housing partnerships.

5.	INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2013
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Noncredit
Description of Securities (in millions)	Cost	Gains	Losses	Value	OTTI(1)

Fixed maturities:
Corporate debt securities	$14,658	$1,311	$(96)	$15,873	$3
Residential mortgage backed securities	3,773	133	(95)	3,811	(18)
Commercial mortgage backed securities	2,309	136	(11)	2,434	—
State and municipal obligations	950	87	(39)	998	—
Asset backed securities	938	48	(5)	981	—
Foreign government bonds and obligations	234	19	(8)	245	—
U.S. government and agencies obligations	40	5	—	45	—

Total fixed maturities	22,902	1,739	(254)	24,387	(15)
Common stocks	2	4	—	6	2

Total	$22,904	$1,743	$(254)	$24,393	$(13)

	December 31, 2012
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Noncredit
Description of Securities (in millions)	Cost	Gains	Losses	Value	OTTI(1)

Fixed maturities:
Corporate debt securities	$14,881	$2,167	$(7)	$17,041	$—
Residential mortgage backed securities	3,446	233	(58)	3,621	(24)
Commercial mortgage backed securities	2,717	287	—	3,004	—
State and municipal obligations	976	180	(34)	1,122	—
Asset backed securities	808	66	(3)	871	—
Foreign government bonds and obligations	188	36	—	224	—
U.S. government and agencies obligations	42	7	—	49	—

Total fixed maturities	23,058	2,976	(102)	25,932	(24)
Common stocks	2	2	—	4	1

Total	$23,060	$2,978	$(102)	$25,936	$(23)

(1)	Represents the amount of other-than-temporary impairment (“OTTI”) losses in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2013 and 2012, investment securities with a fair value of $2.3 billion and $1.3 billion, respectively, were pledged to meet contractual obligations under derivative contracts and repurchase agreements.

At December 31, 2013 and 2012, fixed maturity securities comprised approximately 83% and 84%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2013 and 2012, approximately $1.3 billion and $1.5 billion, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”) using criteria similar to those used by NRSROs.

RiverSource Life Insurance Company

A summary of fixed maturity securities by rating was as follows:

	December 31, 2013			December 31, 2012
			Percent of			Percent of
	Amortized	Fair	Total Fair	Amortized	Fair	Total Fair
Ratings (in millions, except percentages)	Cost	Value	Value	Cost	Value	Value

AAA	$5,557	$5,738	23%	$5,680	$6,198	24%
AA	1,055	1,171	5	1,102	1,273	5
A	4,687	5,062	21	4,262	4,849	19
BBB	10,062	10,897	45	10,409	12,019	46
Below investment grade	1,541	1,519	6	1,605	1,593	6

Total fixed maturities	$22,902	$24,387	100%	$23,058	$25,932	100%

At December 31, 2013 and 2012, approximately 41% and 32%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

(in millions, except	December 31, 2013
number of securities)	Less than 12 months			12 months or more			Total

	Number of	Fair	Unrealized	Number of	Fair	Unrealized	Number of	Fair	Unrealized
Description of Securities	Securities	Value	Losses	Securities	Value	Losses	Securities	Value	Losses

Corporate debt securities	156	$2,567	$(82)	10	$160	$(14)	166	$2,727	$(96)
Residential mortgage backed securities	52	1,411	(54)	45	295	(41)	97	1,706	(95)
Commercial mortgage backed securities	27	323	(9)	3	22	(2)	30	345	(11)
State and municipal obligations	4	38	(2)	2	92	(37)	6	130	(39)
Asset backed securities	17	219	(4)	3	26	(1)	20	245	(5)
Foreign government bonds and obligations	23	77	(8)	—	—	—	23	77	(8)

Total	279	$4,635	$(159)	63	$595	$(95)	342	$5,230	$(254)

(in millions, except	December 31, 2012
number of securities)	Less than 12 months			12 months or more			Total

	Number of	Fair	Unrealized	Number of	Fair	Unrealized	Number of	Fair	Unrealized
Description of Securities	Securities	Value	Losses	Securities	Value	Losses	Securities	Value	Losses

Corporate debt securities	50	$477	$(4)	6	$70	$(3)	56	$547	$(7)
Residential mortgage backed securities	6	107	—	56	293	(58)	62	400	(58)
State and municipal obligations	—	—	—	2	100	(34)	2	100	(34)
Asset backed securities	1	10	—	5	86	(3)	6	96	(3)

Total	57	$594	$(4)	69	$549	$(98)	126	$1,143	$(102)

As part of the Company’s ongoing monitoring process, management determined that a majority of the change in gross unrealized losses on its Available-for-Sale securities is attributable to movement in interest rates.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income (loss):

	December 31,
(in millions)	2013	2012	2011

Beginning balance	$87	$106	$108
Credit losses for which an other-than-temporary impairment was not previously recognized	2	1	13
Credit losses for which an other-than-temporary impairment was previously recognized	4	16	11
Reductions for securities sold during the period (realized)	(39)	(36)	(26)

Ending balance	$54	$87	$106

The change in net unrealized securities gains (losses) in other comprehensive income (loss) includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii)

RiverSource Life Insurance Company

(gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents a rollforward of the net unrealized securities gains (losses) on Available-for-Sale securities included in accumulated other comprehensive income:

			Accumulated Other
	Net		Comprehensive Income (Loss)
	Unrealized		Related to Net
	Securities	Deferred	Unrealized Securities
(in millions)	Gains (Loss)	Income Tax	Gains (Loss)

Balance at January 1, 2011	$1,215	$(425)	$790
Net unrealized securities gains arising during the period(1)	560	(196)	364
Reclassification of net securities gains included in net income	(5)	2	(3)
Impact of DAC, DSIC, benefit reserves and reinsurance recoverables	(299)	105	(194)

Balance at December 31, 2011	1,471	(514)	957 (2)
Net unrealized securities gains arising during the period(1)	694	(243)	451
Reclassification of net securities losses included in net income	2	(1)	1
Impact of DAC, DSIC, benefit reserves and reinsurance recoverables	(237)	83	(154)

Balance at December 31, 2012	1,930	(675)	1,255 (2)
Net unrealized securities losses arising during the period(1)	(1,382)	478	(904)
Reclassification of net securities gains included in net income	(5)	2	(3)
Impact of DAC, DSIC, benefit reserves and reinsurance recoverables	490	(171)	319

Balance at December 31, 2013	$1,033	$(366)	$667 (2)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Includes $7 million, $15 million and $20 million of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2013, 2012 and 2011, respectively.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2013	2012	2011

Gross realized investment gains	$11	$16	$48
Gross realized investment losses	—	(1)	(20)
Other-than-temporary impairments	(6)	(17)	(24)

Total	$5	$(2)	$4

Other-than-temporary impairments for the years ended December 31, 2013, 2012 and 2011 primarily related to credit losses on non-agency residential mortgage backed securities.

Available-for-Sale securities by contractual maturity at December 31, 2013 were as follows:

	Amortized
(in millions)	Cost	Fair Value

Due within one year	$1,040	$1,061
Due after one year through five years	4,747	5,130
Due after five years through 10 years	6,558	6,930
Due after 10 years	3,537	4,040

	15,882	17,161
Residential mortgage backed securities	3,773	3,811
Commercial mortgage backed securities	2,309	2,434
Asset backed securities	938	981
Common stocks	2	6

Total	$22,904	$24,393

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities, as well as common stocks, were not included in the maturities distribution.

RiverSource Life Insurance Company

Net investment income is summarized as follows:

	Years Ended December 31,
(in millions)	2013	2012	2011

Income on fixed maturities	$1,205	$1,324	$1,469
Income on mortgage loans	202	158	149
Other investments	37	26	18

	1,444	1,508	1,636
Less: investment expenses	33	28	43

Total	$1,411	$1,480	$1,593

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2013	2012	2011

Fixed maturities	$5	$(2)	$4
Mortgage loans	(1)	—	2
Other investments	(1)	(1)	(1)

Total	$3	$(3)	$5

6.	FINANCING RECEIVABLES

The Company’s financing receivables include commercial and residential mortgage loans, syndicated loans and policy loans. Syndicated loans are reflected in other investments. Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans. The Company does not currently have an allowance for loan losses for residential mortgage loans purchased in 2012.

Allowance for Loan Losses

The following tables present a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method and type of loan:

	December 31, 2013

	Commercial	Syndicated
(in millions)	Mortgage Loans	Loans	Total

Beginning balance	$26	$4	$30
Charge-offs	(2)	—	(2)

Ending balance	$24	$4	$28

Individually evaluated for impairment	$8	$—	$8
Collectively evaluated for impairment	16	4	20

	December 31, 2012

	Commercial	Syndicated
(in millions)	Mortgage Loans	Loans	Total

Beginning balance	$32	$5	$37
Charge-offs	(6)	(1)	(7)

Ending balance	$26	$4	$30

Individually evaluated for impairment	$5	$—	$5
Collectively evaluated for impairment	21	4	25

	December 31, 2011

	Commercial	Syndicated
(in millions)	Mortgage Loans	Loans	Total

Beginning balance	$36	$5	$41
Charge-offs	(3)	—	(3)
Provisions	(1)	—	(1)

Ending balance	$32	$5	$37

Individually evaluated for impairment	$9	$—	$9
Collectively evaluated for impairment	23	5	28

RiverSource Life Insurance Company

The recorded investment in financing receivables by impairment method and type of loan was as follows:

	December 31, 2013

	Commercial	Residential	Syndicated
(in millions)	Mortgage Loans	Mortgage Loans	Loans	Total

Individually evaluated for impairment	$40	$—	$5	$45
Collectively evaluated for impairment	2,524	786	356	3,666

Total	$2,564	$786	$361	$3,711

	December 31, 2012

	Commercial	Residential	Syndicated
(in millions)	Mortgage Loans	Mortgage Loans	Loans	Total

Individually evaluated for impairment	$39	$—	$—	$39
Collectively evaluated for impairment	2,442	934	303	3,679

Total	$2,481	$934	$303	$3,718

As of December 31, 2013 and 2012, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $12 million and $10 million, respectively.

Residential mortgage loans are presented net of unamortized discount of $53 million and $80 million as of December 31, 2013 and 2012, respectively.

Purchases and sales of loans were as follows:

	Years Ended December 31,
(in millions)	2013	2012	2011

Purchases
Residential mortgage loans	$—	$954	$—
Syndicated loans	158	111	194

Total loans purchased	$158	$1,065	$194

Sales
Syndicated loans	$2	$9	$2

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were $20 million and $4 million as of December 31, 2013 and 2012, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 2% of total commercial mortgage loans at both December 31, 2013 and 2012. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

RiverSource Life Insurance Company

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage

		December 31,	December 31,	December 31,
	December 31, 2013	2012	2013	2012

	(in millions)

South Atlantic	$679	$625	26%	25%
Pacific	631	565	25	23
East North Central	248	255	10	10
Mountain	248	262	10	11
Middle Atlantic	202	198	8	8
West North Central	194	216	7	9
West South Central	153	159	6	6
New England	138	135	5	5
East South Central	71	66	3	3

	2,564	2,481	100%	100%

Less: allowance for loan losses	24	26

Total	$2,540	$2,455

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage

	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012

	(in millions)

Retail	$917	$822	36%	33%
Office	548	597	21	24
Apartments	454	415	18	17
Industrial	431	449	17	18
Mixed use	36	42	1	2
Hotel	32	36	1	1
Other	146	120	6	5

	2,564	2,481	100%	100%

Less: allowance for loan losses	24	26

Total	$2,540	$2,455

Residential Mortgage Loans
In October 2012, the Company purchased $954 million of residential mortgage loans at fair value from an affiliate, Ameriprise Bank, FSB. The purchase price took into account the credit quality of the loan portfolio resulting in no allowance for loan losses recorded at purchase. The Company considers the credit worthiness of borrowers (FICO score), collateral characteristics such as LTV and geographic concentration to determine when an amount for an allowance for loan losses for residential mortgage loans is appropriate. At a minimum, management updates FICO scores and LTV ratios semiannually. As of December 31, 2013 and 2012, no allowance for loan losses was recorded.

As of December 31, 2013 and 2012, approximately 4% and 3%, respectively, of residential mortgage loans had FICO scores below 640. At December 31, 2013 and 2012, approximately 1% and 7%, respectively, of the Company’s residential mortgage loans had LTV ratios greater than 90%. The Company’s most significant geographic concentration for residential mortgage loans is in California representing 38% of the portfolio as of both December 31, 2013 and 2012. No other state represents more than 10% of the total residential mortgage loan portfolio.

Syndicated Loans
The Company’s syndicated loan portfolio is diversified across industries and issuers. The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans at December 31, 2013 and 2012 were $3 million and $2 million, respectively.

RiverSource Life Insurance Company

Troubled Debt Restructurings
The following table presents the number of loans restructured by the Company during the period and their recorded investment at the end of the period:

	Years Ended December 31,
	2013		2012

	Number of	Recorded	Number of	Recorded
(in millions, except number of loans)	Loans	Investment	Loans	Investment

Commercial mortgage loans	7	$22	4	$13
Residential mortgage loans	2	—	—	—
Syndicated loans	—	—	2	1

Total	9	$22	6	$14

The troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2013 and 2012. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

7.	DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact in the third quarter of 2013 primarily reflected expected higher interest rates and changes in assumed policyholder behavior. The impact in the third quarter of 2012 and 2011 primarily reflected the low interest rate environment and for 2012, the assumption of continued low interest rates over the near-term.

The balances of and changes in DAC were as follows:

(in millions)	2013	2012	2011

Balance at January 1	$2,373	$2,413	$2,521
Capitalization of acquisition costs	269	253	282
Amortization, excluding the impact of valuation assumptions review	(219)	(214)	(305)
Amortization, impact of valuation assumptions review	78	(11)	(31)
Impact of change in net unrealized securities losses (gains)	132	(68)	(54)

Balance at December 31	$2,633	$2,373	$2,413

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in millions)	2013	2012	2011

Balance at January 1	$404	$464	$545
Capitalization of sales inducement costs	5	7	9
Amortization, excluding the impact of valuation assumptions review	(48)	(45)	(70)
Amortization, impact of valuation assumptions review	25	(13)	(11)
Impact of change in net unrealized securities losses (gains)	23	(9)	(9)

Balance at December 31	$409	$404	$464

8.	REINSURANCE

For most new life insurance policies, the Company reinsures 90% of the death benefit liability. The Company began reinsuring risks at this level in 2001 (RiverSource Life of NY began in 2002) for term life insurance and 2002 (2003 for RiverSource Life of NY) for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to the TrioSource universal life product launched in 2013.

Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

RiverSource Life Insurance Company

For existing LTC policies, the Company ceded 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retained the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2013 and 2012, traditional life and universal life insurance in force aggregated $194.1 billion and $191.4 billion, respectively, of which $142.1 billion and $138.6 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

	Years Ended December 31,
(in millions)	2013	2012	2011

Direct premiums	$650	$661	$707
Reinsurance ceded	(220)	(219)	(214)

Net premiums	$430	$442	$493

Policy and contract charges are presented on the Consolidated Statements of Income net of $87 million, $79 million and $71 million of reinsurance ceded for the years ended December 31, 2013, 2012 and 2011, respectively.

Reinsurance recovered from reinsurers was $226 million, $196 million and $189 million for the years ended December 31, 2013, 2012 and 2011, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $1.7 billion and $1.6 billion related to LTC risk ceded to Genworth as of December 31, 2013 and 2012, respectively. Included in policyholder account balances, future policy benefits and claims is $597 million and $615 million related to previously assumed reinsurance arrangements as of December 31, 2013 and 2012, respectively.

9.	POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2013		2012

Policyholder account balances
Fixed annuities	$13,826		$14,420
Variable annuity fixed sub-accounts	4,926		4,833
VUL/UL insurance	2,790		2,725
IUL insurance	315		137
Other life insurance	878		909

Total policyholder account balances	22,735		23,024

Future policy benefits
Variable annuity GMWB	(383	)(1)	799
Variable annuity GMAB	(62	)(1)	103
Other annuity liabilities	76		158
Fixed annuities life contingent liabilities	1,523		1,520
EIA	29		33
Life, DI and LTC insurance	4,739		4,703
VUL/UL and other life insurance additional liabilities	336		330

Total future policy benefits	6,258		7,646
Policy claims and other policyholders’ funds	156		132

Total policyholder account balances, future policy benefits and claims	$29,149		$30,802

(1)	Includes the value of GMWB and GMAB embedded derivatives which was a net asset at December 31, 2013 and the amount is reported as a contra liability.

RiverSource Life Insurance Company

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2013	2012

Variable annuity	$70,687	$63,302
VUL insurance	6,885	6,051
Other insurance	44	42

Total	$77,616	$69,395

Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities.

The Index 500 Annuity, the Company’s EIA product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500 Index®. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments. In 2007, the Company discontinued new sales of EIAs.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Note 17 for additional information regarding derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL insurance is similar to UL in many regards, although the rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the S&P 500 Index (subject to a cap and floor). The policyholder may allocate all or a portion of the policy value to a fixed or indexed account.

The Company also offers term life insurance as well as disability products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

10.	VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

RiverSource Life Insurance Company

•	Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Once withdrawals begin, the contractholder’s funds are moved to one of the three least aggressive asset allocation models.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value. As of April 2012, clients who purchase a GMWB or GMAB rider are invested in one or more of four Portfolio Stabilizer (managed volatility) funds designed to pursue total return while seeking to mitigate exposure to market volatility.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2013				December 31, 2012

		Contract		Weighted		Contract		Weighted
		Value in	Net	Average	Total	Value in	Net	Average
Variable Annuity Guarantees by Benefit Type(1)	Total	Separate	Amount	Attained	Contract	Separate	Amount	Attained
(in millions, except age)	Contract Value	Accounts	at Risk	Age	Value	Accounts	at Risk	Age

GMDB:
Return of premium	$52,616	$50,790	$28	64	$45,697	$43,942	$61	63
Five/six-year reset	11,220	8,663	42	64	11,233	8,722	115	63
One-year ratchet	7,676	7,261	38	65	7,367	6,933	106	65
Five-year ratchet	1,781	1,725	1	62	1,616	1,563	3	61
Other	1,015	996	36	69	912	885	62	68

Total — GMDB	$74,308	$69,435	$145	64	$66,825	$62,045	$347	63

GGU death benefit	$1,052	$998	$121	64	$958	$907	$93	63
GMIB	$413	$389	$8	66	$425	$399	$15	66
GMWB:
GMWB	$3,936	$3,921	$1	67	$3,898	$3,880	$3	66
GMWB for life	34,069	33,930	77	64	28,588	28,462	104	64

Total — GMWB	$38,005	$37,851	$78	64	$32,486	$32,342	$107	64

GMAB	$4,194	$4,181	$2	58	$3,773	$3,762	$5	57

(1)	Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB, GGU and GMAB guarantees is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB and GMWB guarantees is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero. The present value is calculated using a discount rate that is consistent with assumptions embedded in the Company’s annuity pricing models. The Company

RiverSource Life Insurance Company

previously defined the net amount at risk for GMIB and GMWB guarantees as the guaranteed benefit amount in excess of the contract value. The previously disclosed net amount at risk for GMIB and GMWB guarantees was $72 million and $297 million, respectively, as of December 31, 2012. The Company believes the revised definition of net amount at risk for GMIB and GMWB guarantees is more representative of the potential economic exposure of the guarantees.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2013		December 31, 2012

		Weighted		Weighted
		Average		Average
	Net Amount	Attained	Net Amount	Attained
(in millions, except age)	at Risk	Age	at Risk	Age

UL secondary guarantees	$5,674	62	$5,060	61

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder value.

Changes in variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL

Balance at January 1, 2011	$5	$8	$337	$104	$68
Incurred claims	10	2	1,040	133	53
Paid claims	(10)	(1)	—	—	(10)

Balance at December 31, 2011	5	9	1,377	237	111
Incurred claims	6	1	(578)	(134)	57
Paid claims	(7)	(1)	—	—	(13)

Balance at December 31, 2012	4	9	799	103	155
Incurred claims	4	(2)	(1,182)	(165)	67
Paid claims	(4)	(1)	—	—	(16)

Balance at December 31, 2013	$4	$6	$(383)	$(62)	$206

(1)	The incurred claims for GMWB and GMAB represent the total change in the liabilities.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2013	2012

Mutual funds:
Equity	$39,195	$33,037
Bond	26,519	26,849
Other	3,764	2,324

Total mutual funds	$69,478	$62,210

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2013, 2012 and 2011.

11.	LINES OF CREDIT

RiverSource Life Insurance Company, as the borrower, had an outstanding balance at both December 31, 2013 and 2012 of $150 million under a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed $800 million at any time. The interest rate for any borrowing under the agreement is established by reference to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty.

The Company has a revolving credit agreement with Ameriprise Financial as the lender aggregating $200 million. Prior to August 1, 2012, the interest rate for any borrowings is established by reference to LIBOR. In August 2012, an amendment to this agreement increased the interest rate to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. There were no amounts outstanding on this line of credit at December 31, 2013 and 2012.

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR plus 90 basis points, subject to

RiverSource Life Insurance Company

adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2013 and 2012.

12.	SHORT-TERM BORROWINGS

The Company enters into repurchase agreements in exchange for cash which it accounts for as secured borrowings. The Company has pledged Available-for-Sale securities consisting of agency residential mortgage backed securities and commercial mortgage backed securities to collateralize its obligation under the repurchase agreements. The fair value of the securities pledged is recorded in investments and was $52 million and $518 million at December 31, 2013 and 2012, respectively. The amount of the Company’s liability including accrued interest as of December 31, 2013 and 2012 was $50 million and $501 million, respectively. The weighted average annualized interest rate on the repurchase agreements held as of December 31, 2013 and 2012 was 0.3% and 0.4%, respectively.

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. In 2013, the Company began to borrow short-term funds under these FHLB borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in investments and was $574 million at December 31, 2013. The amount of the Company’s liability including accrued interest was $450 million as of December 31, 2013. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2013 was 0.3%.

13.	FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2013
(in millions)	Level 1	Level 2	Level 3	Total

Assets
Available-for-Sale securities:
Fixed maturities:
Corporate debt securities	$—	$14,357	$1,516	$15,873
Residential mortgage backed securities	—	3,753	58	3,811
Commercial mortgage backed securities	—	2,404	30	2,434
State and municipal obligations	—	998	—	998
Asset backed securities	—	763	218	981
Foreign government bonds and obligations	—	245	—	245
U.S. government and agencies obligations	9	36	—	45

Total Available-for-Sale securities: Fixed maturities	9	22,556	1,822	24,387

Common stocks	3	3	—	6
Cash equivalents	1	320	—	321
Other assets:
Interest rate derivative contracts	—	1,488	—	1,488
Equity derivative contracts	265	1,503	—	1,768
Credit derivative contracts	—	3	—	3
Foreign currency derivative contracts	—	2	—	2

Total other assets	265	2,996	—	3,261

Separate account assets	—	77,616	—	77,616

Total assets at fair value	$278	$103,491	$1,822	$105,591

Liabilities
Policyholder account balances, future policy benefits and claims:
EIA embedded derivatives	$—	$5	$—	$5
IUL embedded derivatives	—	—	125	125
GMWB and GMAB embedded derivatives	—	—	(575)	(575	)(2)

Total policyholder account balances, future policy benefits and claims	—	5	(450)	(445	)(1)

Other liabilities:
Interest rate derivative contracts	—	1,693	—	1,693
Equity derivative contracts	549	2,390	—	2,939

Total other liabilities	549	4,083	—	4,632

Total liabilities at fair value	$549	$4,088	$(450)	$4,187

(1)	The Company’s adjustment for nonperformance risk resulted in a $150 million cumulative decrease to the embedded derivatives.

(2)	The fair value of the GMWB and GMAB embedded derivatives was a net asset at December 31, 2013 and the amount is reported as a contra liability.

RiverSource Life Insurance Company

	December 31, 2012
(in millions)	Level 1	Level 2	Level 3	Total

Assets
Available-for-Sale securities:
Fixed maturities:
Corporate debt securities	$—	$15,387	$1,654	$17,041
Residential mortgage backed securities	—	3,598	23	3,621
Commercial mortgage backed securities	—	2,834	170	3,004
State and municipal obligations	—	1,122	—	1,122
Asset backed securities	—	715	156	871
Foreign government bonds and obligations	—	224	—	224
U.S. government and agencies obligations	10	39	—	49

Total Available-for-Sale securities: Fixed maturities	10	23,919	2,003	25,932

Common stocks	2	2	—	4
Cash equivalents	—	264	—	264
Other assets:
Interest rate derivative contracts	—	2,191	—	2,191
Equity derivative contracts	285	936	—	1,221
Foreign currency derivative contracts	—	6	—	6

Total other assets	285	3,133	—	3,418

Separate account assets	—	69,395	—	69,395

Total assets at fair value	$297	$96,713	$2,003	$99,013

Liabilities
Policyholder account balances, future policy benefits and claims:
EIA embedded derivatives	$—	$2	$—	$2
IUL embedded derivatives	—	—	45	45
GMWB and GMAB embedded derivatives	—	—	833	833

Total policyholder account balances, future policy benefits and claims	—	2	878	880(1)

Other liabilities:
Interest rate derivative contracts	—	1,486	—	1,486
Equity derivative contracts	258	1,535	—	1,793

Total other liabilities	258	3,021	—	3,279

Total liabilities at fair value	$258	$3,023	$878	$4,159

(1)	The Company’s adjustment for nonperformance risk resulted in a $398 million cumulative decrease to the embedded derivatives.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

						Policyholder Account Balances,
	Available-for-Sale Securities: Fixed Maturities					Future Policy Benefits and Claims
		Residential	Commercial					GMWB and
	Corporate	Mortgage	Mortgage	Asset		IUL		GMAB
	Debt	Backed	Backed	Backed		Embedded		Embedded
(in millions)	Securities	Securities	Securities	Securities	Total	Derivatives		Derivatives	Total

Balance, January 1, 2013	$1,654	$23	$170	$156	$2,003	$(45)		$(833)	$(878)
Total gains (losses) included in:
Net income	(1)	—	—	2	1 (1)	(19	)(2)	1,617 (3)	1,598
Other comprehensive income	(41)	—	(6)	10	(37)	—		—	—
Purchases	120	87	15	68	290	—		—	—
Sales	—	—	—	—	—	—		—	—
Issues	—	—	—	—	—	(62)		(228)	(290)
Settlements	(216)	(9)	—	(2)	(227)	1		19	20
Transfers into Level 3	—	—	—	—	—	—		—	—
Transfers out of Level 3	—	(43)	(149)	(16)	(208)	—		—	—

Balance, December 31, 2013	$1,516	$58	$30	$218	$1,822	$(125)		$575	$450

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2013 included in:
Net investment income	$(1)	$—	$—	$2	$1	$—		$—	$—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—		1,598	1,598
Interest credited to fixed accounts	—	—	—	—	—	(19)		—	(19)

(1)	Included in net investment income in the Consolidated Statements of Income.

(2)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.

(3)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

RiverSource Life Insurance Company

								Policyholder Account Balances,
	Available-for-Sale Securities: Fixed Maturities							Future Policy Benefits and Claims
		Residential	Commercial						GMWB and
	Corporate	Mortgage	Mortgage	Asset	Other			IUL	GMAB
	Debt	Backed	Backed	Backed	Structured			Embedded	Embedded
(in millions)	Securities	Securities	Securities	Securities	Investment	Total		Derivatives	Derivatives	Total

Balance, January 1, 2012	$1,342	$58	$16	$133	$14	$1,563		$—	$(1,585)	$(1,585)
Total gains (losses) included in:
Net income	(1)	(7)	1	1	—	(6	)(1)	8 (2)	948 (3)	956
Other comprehensive income	12	10	7	2	1	32		—	—	—
Purchases	444	31	8	—	—	483		—	—	—
Sales	—	—	—	—	—	—		—	—	—
Issues	—	—	—	—	—	—		(31)	(188)	(219)
Settlements	(153)	(12)	—	(2)	—	(167)		—	(8)	(8)
Transfers into Level 3	10	25	146	22	—	203		(22)	—	(22)
Transfers out of Level 3	—	(82)	(8)	—	(15)	(105)		—	—	—

Balance, December 31, 2012	$1,654	$23	$170	$156	$—	$2,003		$(45)	$(833)	$(878)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2012 included in:
Net investment income	$(1)	$—	$1	$1	$—	$1		$—	$—	$—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—		—	908	908
Interest credited to fixed accounts	—	—	—	—	—	—		8	—	8

(1)	Represents a $1 million gain included in net investment income and a $7 million loss included in net realized investment gains (losses) in the Consolidated Statements of Income.

(2)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.

(3)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

							Policyholder Account Balances,
	Available-for-Sale Securities: Fixed Maturities						Future Policy Benefits and Claims
		Residential	Commercial				GMWB and
	Corporate	Mortgage	Mortgage	Asset	Other		GMAB
	Debt	Backed	Backed	Backed	Structured		Embedded
(in millions)	Securities	Securities	Securities	Securities	Investment	Total	Derivatives

Balance, January 1, 2011	$1,317	$2,697	$30	$148	$13	$4,205	$(421)
Total gains (losses) included in:
Net income	7	49	—	2	1	59 (1)	(1,007	)(2)
Other comprehensive income	12	(75)	—	(6)	(2)	(71)	—
Purchases	178	26	71	—	3	278	—
Sales	(50)	(3)	—	—	—	(53)	—
Issues	—	—	—	—	—	—	(149)
Settlements	(117)	(471)	—	(3)	(1)	(592)	(8)
Transfers into Level 3	7	—	1	—	—	8	—
Transfers out of Level 3	(12)	(2,165)	(86)	(8)	—	(2,271)	—

Balance, December 31, 2011	$1,342	$58	$16	$133	$14	$1,563	$(1,585)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2011 included in:
Net investment income	$—	$—	$—	$1	$—	$1	$—
Net realized investment gains (losses)	—	(23)	—	—	1	(22)	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	(1,035)

(1)	Represents a $85 million gain included in net investment income and a $26 million loss included in net realized investment gains (losses) in the Consolidated Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

The impact to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(168) million, $(71) million and $216 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2013, 2012 and 2011, respectively.

RiverSource Life Insurance Company

During the years ended December 31, 2012 and 2011, transfers from Level 3 included certain non-agency residential mortgage backed securities with a fair value of approximately $58 million and $2.2 billion, respectively. The transfers reflect improved pricing transparency of these securities, a continuing trend of increased activity in the non-agency residential mortgage backed securities market and observability of significant inputs to the valuation methodology. All other securities transferred from Level 3 represent securities with fair values that are now obtained from a third party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The transfer of the IUL embedded derivatives to Level 3 is due to the impact of the unobservable inputs to the valuation becoming more significant during 2012. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2013
					Weighted
	Fair Value	Valuation Technique	Unobservable Input	Range	Average

	(in millions)
Corporate debt securities (private placements)	$1,487	Discounted cash flow	Yield/spread to U.S. Treasuries	0.9% – 5.3%	1.6%
IUL embedded derivatives	$125	Discounted cash flow	Nonperformance risk(3)	74 bps
GMWB and GMAB embedded derivatives	$(575)	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0% – 51.1%
			Surrender rate	0.1% – 57.9%
			Market volatility(2)	4.9% – 18.8%
			Nonperformance risk(3)	74 bps
			Elective contractholder strategy allocations(4)	0.0% – 50.0%

	December 31, 2012
					Weighted
	Fair Value	Valuation Technique	Unobservable Input	Range	Average

	(in millions)
Corporate debt securities (private placements)	$1,624	Discounted cash flow	Yield/spread to U.S. Treasuries	1.1% – 8.5%	2.2%
IUL embedded derivatives	$45	Discounted cash flow	Nonperformance risk(3)	97 bps
GMWB and GMAB embedded derivatives	$833	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0% – 56.4%
			Surrender rate	0.0% – 56.3%
			Market volatility(2)	5.6% – 21.2%
			Nonperformance risk(3)	97 bps

(1)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.

(2)	Market volatility is implied volatility of fund of funds and managed volatility funds.

(3)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.

(4)	The elective allocation represents the percentage of contractholders that are assumed to electively switch their investment allocation to a different allocation model.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization, surrender rate and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) asset value, possibly creating a liability. Significant increases (decreases) in nonperformance risk and elective investment allocation model used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) asset value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy,

RiverSource Life Insurance Company

the age of the contractholder, the distribution system and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets
Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their net asset value (“NAV”) and classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, municipal bonds, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews the broker prices to ensure that the broker quotes are reasonable and, when available, compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2013 and 2012. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

RiverSource Life Insurance Company

Liabilities
Policyholder Account Balances, Future Policy Benefits and Claims
The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its EIA and IUL products. Significant inputs to the EIA calculation include observable interest rates, volatilities and equity index levels and, therefore, are classified as Level 2. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active OTC markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2013 and 2012. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

	December 31, 2013

	Carrying	Fair Value
(in millions)	Value	Level 1	Level 2	Level 3	Total

Financial Assets
Mortgage loans, net	$3,326	$—	$—	$3,372	$3,372
Policy loans	773	—	—	765	765
Other investments	385	—	346	42	388

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$14,106	$—	$—	$14,724	$14,724
Short-term borrowings	500	—	500	—	500
Line of credit with Ameriprise Financial	150	—	—	150	150
Other liabilities	137	—	—	134	134
Separate account liabilities	400	—	400	—	400

RiverSource Life Insurance Company

	December 31, 2012

	Carrying	Fair Value
(in millions)	Value	Level 1	Level 2	Level 3	Total

Financial Assets
Mortgage loans, net	$3,389	$—	$—	$3,568	$3,568
Policy loans	752	—	—	725	725
Other investments	309	—	292	24	316
Restricted cash	86	86	—	—	86

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$14,701	$—	$—	$15,982	$15,982
Short-term borrowings	501	—	500	—	500
Line of credit with Ameriprise Financial	150	—	—	150	150
Other liabilities	144	—	—	142	142
Separate account liabilities	360	—	360	—	360

Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including LTV ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan.

The fair value of residential mortgage loans is determined by discounting estimated cash flows and incorporating adjustments for prepayment, administration expenses, loss severity and credit loss estimates, with discount rates based on the Company’s estimate of current market conditions.

Given the significant unobservable inputs to the valuation of mortgage loans, these measurements are classified as Level 3.

Policy Loans
Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Other Investments
Other investments primarily consist of syndicated loans and an investment in FHLB. The fair value of syndicated loans is obtained from a third party service or non-binding broker quotes. Syndicated loans that are priced by multiple non-binding broker quotes are classified as Level 2 and syndicated loans priced using a single non-binding broker quote are classified as Level 3. The fair value of the investment in FHLB is approximated by the carrying value and classified as Level 3 due to restrictions on transfer and lack of liquidity in the primary market for this asset.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to the Company and do not transfer to third party market participants; therefore, the carrying amount is a reasonable estimate of fair value. The fair value of restricted cash is classified as Level 1.

Policyholder Account Balances, Future Policy Benefits and Claims
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status, EIA host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Short-term Borrowings

The fair value of short-term borrowings is obtained from a third party pricing service. A nonperformance adjustment is not included as collateral requirements for these borrowings minimize the nonperformance risk. The fair value of short-term borrowings is classified as Level 2.

RiverSource Life Insurance Company

Line of Credit with Ameriprise Financial

The fair value of the line of credit is determined by discounting cash flows with an adjustment for the Company’s nonperformance risk specific to this liability. The fair value of the line of credit is classified as Level 3.

Other Liabilities
Other liabilities consist of future funding commitments to affordable housing partnerships. The fair value of these future funding commitments is determined by discounting cash flows. The fair value of these commitments includes an adjustment for the Company’s nonperformance risk and is classified as Level 3 due to the use of the significant unobservable input.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets represents the exit price for the separate account liabilities. Separate account liabilities are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

14.	RELATED PARTY TRANSACTIONS
CMIA is the investment manager for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2013, 2012 and 2011, the Company received $268 million, $244 million and $222 million, respectively, from CMIA for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $465 million, $477 million and $530 million for 2013, 2012 and 2011, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Dividends paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2013	2012	2011

Cash dividends paid to Ameriprise Financial	$800	$865	$750
Non-cash dividend paid to Ameriprise Financial	—	—	850
Cash dividends received from RiverSource Life of NY	25	50	79
Cash dividends received from RTA	—	—	53

Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 15 for additional information.

During 2013, 2012 and 2011, RiverSource Life Insurance Company made cash contributions to RTA of $30 million, $53 million and $111 million, respectively, for ongoing funding commitments related to affordable housing partnership investments.

In October 2012, the Company purchased $954 million of residential mortgage loans from an affiliate, Ameriprise Bank, FSB. The Company purchased the loans for investment purposes and as part of Ameriprise Financial’s transition of Ameriprise Bank, FSB from a federal savings bank to a limited powers national trust bank. The portfolio consists primarily of variable rate revolving loans, and includes both first and second liens. The loans were purchased by the Company at fair value. See Note 6 for additional information.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $200 million and $17 million at December 31, 2013 and 2012, respectively.

15.	REGULATORY REQUIREMENTS
The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require

RiverSource Life Insurance Company

advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus (deficit) aggregated $(7) million and $421 million as of December 31, 2013 and 2012, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Government debt securities of $6 million and $7 million at December 31, 2013 and 2012, respectively, were on deposit with various states as required by law.

Statutory net gain (loss) from operations and net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(in millions)	2013	2012	2011

Statutory net gain (loss) from operations(1)	$1,633	$2,189	$(475)
Statutory net income (loss)(1)	1,337	1,976	(599)
Statutory capital and surplus	2,686	3,113	2,681

(1)	Statutory net gain (loss) from operations and statutory net income (loss) are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

16.	OFFSETTING ASSETS AND LIABILITIES
Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments and repurchase agreements are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2013
	Gross	Gross Amounts	Amounts of Assets	Gross Amounts Not Offset
	Amounts of	Offset in the	Presented in the	in the Consolidated Balance Sheets
	Recognized	Consolidated	Consolidated	Financial	Cash	Securities	Net
(in millions)	Assets	Balance Sheets	Balance Sheets	Instruments(1)	Collateral	Collateral	Amount

Derivatives:
OTC	$3,180	$—	$3,180	$(3,134)	$(17)	$(16)	$13
OTC cleared	21	—	21	(20)	(1)	—	—
Exchange-traded	60	—	60	—	—	—	60

Total derivatives	$3,261	$—	$3,261	$(3,154)	$(18)	$(16)	$73

	December 31, 2012
	Gross	Gross Amounts	Amounts of Assets	Gross Amounts Not Offset
	Amounts of	Offset in the	Presented in the	in the Consolidated Balance Sheets
	Recognized	Consolidated	Consolidated	Financial	Cash	Securities	Net
(in millions)	Assets	Balance Sheets	Balance Sheets	Instruments(1)	Collateral	Collateral	Amount

Derivatives:
OTC	$3,322	$—	$3,322	$(2,676)	$(262)	$(355)	$29
Exchange-traded	96	—	96	—	—	—	96

Total derivatives	$3,418	$—	$3,418	$(2,676)	$(262)	$(355)	$125

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2013
	Gross	Gross Amounts	Amounts of Liabilities	Gross Amounts Not Offset
	Amounts of	Offset in the	Presented in the	in the Consolidated Balance Sheets
	Recognized	Consolidated	Consolidated	Financial	Cash	Securities	Net
(in millions)	Liabilities	Balance Sheets	Balance Sheets	Instruments(1)	Collateral	Collateral	Amount

Derivatives:
OTC	$4,610	$—	$4,610	$(3,134)	$—	$(1,465)	$11
OTC cleared	22	—	22	(20)	(2)	—	—

Total derivatives	4,632	—	4,632	(3,154)	(2)	(1,465)	11
Repurchase agreements	50	—	50	—	—	(50)	—

Total	$4,682	$—	$4,682	$(3,154)	$(2)	$(1,515)	$11

	December 31, 2012
	Gross	Gross Amounts	Amounts of Liabilities	Gross Amounts Not Offset
	Amounts of	Offset in the	Presented in the	in the Consolidated Balance Sheets
	Recognized	Consolidated	Consolidated	Financial	Cash	Securities	Net
(in millions)	Liabilities	Balance Sheets	Balance Sheets	Instruments(1)	Collateral	Collateral	Amount

OTC derivatives	$3,279	$—	$3,279	$(2,676)	$(67)	$(532)	$4
Repurchase agreements	501	—	501	—	—	(501)	—

Total	$3,780	$—	$3,780	$(2,676)	$(67)	$(1,033)	$4

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amounts of assets or liabilities presented in the Consolidated Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual amounts of collateral may be greater than amounts presented in the tables.

The Company’s freestanding derivative instruments are reflected in other assets and other liabilities. Repurchase agreements are reflected in short-term borrowings. See Note 17 for additional disclosures related to the Company’s derivative instruments and Note 12 for additional disclosures related to the Company’s repurchase agreements.

17.	DERIVATIVES AND HEDGING ACTIVITIES
Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivatives are recorded at fair value and are reflected in other assets or other liabilities. The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

The Company currently uses derivatives as economic hedges and accounting hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

		Assets			Liabilities
		December 31,			December 31,

Derivatives not designated	Balance Sheet			Balance Sheet
as hedging instruments	Location	2013	2012	Location	2013		2012

		(in millions)			(in millions)
GMWB and GMAB
Interest rate contracts	Other assets	$1,484	$2,191	Other liabilities	$1,672		$1,486
Equity contracts	Other assets	1,741	1,215	Other liabilities	2,918		1,792
Credit contracts	Other assets	3	—	Other liabilities	—		—
Foreign currency contracts	Other assets	2	6	Other liabilities	—		—
				Policyholder account balances, future policy benefits and
Embedded derivatives(1)	N/A	—	—	claims	(575	)(2)	833

Total GMWB and GMAB		3,230	3,412		4,015		4,111

Other derivatives:
Interest rate
Macro hedge program	Other assets	4	—	Other liabilities	21		—
Equity
Macro hedge program	Other assets	—	—	Other liabilities	8		—
				Policyholder account balances, future policy benefits and
EIA embedded derivatives	N/A	—	—	claims	5		2
IUL	Other assets	27	6	Other liabilities	13		1
				Policyholder account balances, future policy benefits and
IUL embedded derivatives	N/A	—	—	claims	125		45

Total other		31	6		172		48

Total derivatives		$3,261	$3,418		$4,187		$4,159

N/A Not applicable.

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

(2)	The fair value of the GMWB and GMAB embedded derivatives was a net asset at December 31, 2013 and the amount is reported as a contra liability.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Income:

		Amount of Gain (Loss) on
		Derivatives Recognized in Income
Derivatives not designated	Location of Gain (Loss) on	Years Ended December 31,
as hedging instruments	Derivatives Recognized in Income	2013	2012	2011

		(in millions)
GMWB and GMAB
Interest rate contracts	Benefits, claims, losses and settlement expenses	$(742)	$17	$709
Equity contracts	Benefits, claims, losses and settlement expenses	(1,084)	(1,218)	326
Credit contracts	Benefits, claims, losses and settlement expenses	6	(2)	(12)
Foreign currency contracts	Benefits, claims, losses and settlement expenses	26	(1)	(2)
Embedded derivatives(1)	Benefits, claims, losses and settlement expenses	1,408	752	(1,165)

Total GMWB and GMAB		(386)	(452)	(144)

Other derivatives:
Interest rate
Macro hedge program	Benefits, claims, losses and settlement expenses	(15)	—	—
Tax hedge	Net investment income	—	1	—
Equity
Macro hedge program	Benefits, claims, losses and settlement expenses	(8)	—	—
EIA	Interest credited to fixed accounts	3	1	(1)
EIA embedded derivatives	Interest credited to fixed accounts	(3)	1	1
IUL	Interest credited to fixed accounts	11	1	1
IUL embedded derivatives	Interest credited to fixed accounts	16	(4)	(3)

Total other		4	—	(2)

Total derivatives		$(382)	$(452)	$(146)

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions primarily using various futures, options, interest rate swaptions, interest rate swaps, total return swaps, variance swaps and credit default swaps. At December 31, 2013 and 2012, the gross notional amount of derivative contracts for the Company’s GMWB and GMAB provisions was $142.4 billion and $142.1 billion, respectively.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options:

(in millions)	Premiums Payable	Premiums Receivable

2014	$359	$84
2015	329	65
2016	285	49
2017	221	44
2018	176	54
2019-2027	472	73

Total	$1,842	$369

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

During 2013, the Company transferred net derivative liabilities with a fair value of $94 million, consisting of long-dated options, along with cash payment of the same amount to Ameriprise Financial. The transaction improves the risk management profile of statutory tail scenario risk for the Company’s variable annuities.

RiverSource Life Insurance Company

Beginning in the fourth quarter of 2013, the Company established a macro hedge program which uses a combination of options and/or swaps to provide protection against the statutory tail scenario risk arising from variable annuity reserves on the Company’s statutory surplus. The program also covers some of the residual risks not covered by other hedging activities. The gross notional amount of these derivative contracts was $710 million at December 31, 2013.

EIA and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to EIA and IUL products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts. The gross notional amount of these derivative contracts was $512 million and $210 million at December 31, 2013 and 2012, respectively.

Embedded Derivatives
Certain annuities contain GMAB and non-life contingent GMWB provisions, which are considered embedded derivatives. In addition, the equity component of the EIA and IUL product obligations are also considered embedded derivatives. These embedded derivatives are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

Cash Flow Hedges
The Company has amounts classified in AOCI related to gains and losses associated with the effective portion of previously designated cash flow hedges. The Company reclassifies these amounts into income as the forecasted transactions impact earnings. During the year ended December 31, 2013, the Company held no derivatives that were designated as cash flow hedges.

At December 31, 2013, the Company expects to reclassify $6 million of deferred loss on derivative instruments from AOCI to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. During the years ended December 31, 2013 and 2012, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2013, 2012 and 2011, the amounts recognized in earnings on derivative transactions that were ineffective was $1 million, $1 million and nil, respectively.

The following table presents a rollforward of unrealized derivative losses related to cash flow hedges included in accumulated other comprehensive income (loss):

(in millions)	2013	2012	2011

Net unrealized derivative losses at January 1	$(21)	$(26)	$(30)
Reclassification of realized losses(1)	6	7	6
Income tax benefit	(2)	(2)	(2)

Net unrealized derivative losses at December 31	$(17)	$(21)	$(26)

(1)	Loss reclassified from AOCI to net investment income on the Consolidated Statements of Income.

Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is five years and relates to interest credited on forecasted fixed premium product sales.

Credit Risk
Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2013 and 2012, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $950 million and $364 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2013 and 2012 was $940 million and $360 million, respectively. If the credit contingent provisions of

RiverSource Life Insurance Company

derivative contracts in a net liability position at December 31, 2013 and 2012 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $10 million and $4 million, respectively.

18.	SHAREHOLDER’S EQUITY
The following table provides information related to amounts reclassified from AOCI for the year ended:

AOCI Reclassification	Location of Loss (Gain) Recognized in Income	December 31, 2013

		(in millions)

Net unrealized gains on Available-for-Sale securities	Net investment income	$(5)
Tax expense	Income tax provision	2

Net of tax		$(3)

Losses on cash flow hedges:
Swaptions	Net investment income	$6
Tax benefit	Income tax provision	(2)

Net of tax		$4

The Company made adjustments to AOCI for the impact to DAC, DSIC, benefit reserves and reinsurance recoverable on net unrealized securities losses of $319 million, net of tax, for the year ended December 31, 2013. See Note 5 for additional information related to the impact of DAC, DSIC, benefit reserves and reinsurance recoverable on net unrealized securities gains/losses included in AOCI. See Note 17 for additional information regarding the Company’s cash flow hedges.

19.	INCOME TAXES
The components of income tax provision were as follows:

	Years Ended December 31,
(in millions)	2013	2012	2011

Current income tax
Federal	$295	$197	$137
State	2	7	3

Total current income tax	297	204	140

Deferred income tax
Federal	(65)	(38)	51
State	(11)	(2)	(1)

Total deferred income tax	(76)	(40)	50

Total income tax provision	$221	$164	$190

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2013	2012	2011

Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Tax-exempt interest and dividend income	(9.6)	(9.7)	(12.6)
Low income housing credit	(5.0)	(4.7)	(1.6)
Foreign tax credit, net of addback	(0.9)	(0.5)	(1.6)
State taxes, net of federal benefit	(0.5)	0.4	0.1
Taxes applicable to prior years	—	(2.5)	—
Other, net	1.8	2.1	(0.5)

Income tax provision	20.8%	20.1%	18.8%

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction and low income housing credits. The change in the effective tax rate for the year ended December 31, 2012 is primarily due to the impact of a prior period correction described in Note 1 partially offset by increased low income housing tax credits.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets

RiverSource Life Insurance Company

and liabilities, which are included net within other assets or other liabilities on the Consolidated Balance Sheets, were as follows:

	December 31,
(in millions)	2013	2012

Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$887	$1,295
Investment related	678	161
State net operating losses	6	5
Other	5	5

Gross deferred income tax assets	1,576	1,466
Less: valuation allowance	(6)	(5)

Total deferred income tax assets	1,570	1,461

Deferred income tax liabilities
Deferred acquisition costs	730	677
Net unrealized gains on Available-for-Sale securities	358	676
Deferred sales inducement costs	145	142
Other	17	29

Gross deferred income tax liabilities	1,250	1,524

Net deferred income tax assets (liabilities)	$320	$(63)

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $6 million, net of federal benefit, which will expire beginning December 31, 2014.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(in millions)	2013	2012	2011

Balance at January 1	$65	$134	$83
Additions (reductions) based on tax positions related to the current year	18	1	(1)
Additions for tax positions of prior years	61	19	79
Reductions for tax positions of prior years	—	(77)	(7)
Settlements	—	(12)	(20)

Balance at December 31	$144	$65	$134

If recognized, approximately $23 million, $8 million and $12 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2013, 2012 and 2011, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. It is estimated that the total amount of gross unrecognized tax benefits may decrease by $130 million to $140 million in the next 12 months due to resolution of Internal Revenue Service (“IRS”) examinations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $6 million, a net reduction of $3 million, and a net increase of $57 million in interest and penalties for the years ended December 31, 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, the Company had a payable of $36 million and $30 million, respectively, related to accrued interest and penalties.

The Company or one or more of its subsidiaries files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial, in the U.S. federal jurisdiction and various state jurisdictions. The IRS has completed its field examination of the 1997 through 2007 tax returns. However, for federal income tax purposes, these years except for 2007, continue to remain open as a consequence of certain unagreed-upon issues. The IRS is in the process of completing the audits of the Company’s income tax returns for 2008 through 2011. These audits are expected to be completed in 2014. The Company or certain of its subsidiaries’ state income tax returns are currently under examination by various jurisdictions for years ranging from 1997 through 2010 and remain open for all years after 2010. The Company filed its 2012 tax return in the third quarter of 2013, but the IRS has not yet begun its examination of 2012.

The items comprising other comprehensive income are presented net of the following income tax provision (benefit) amounts:

	Years Ended December 31,
(in millions)	2013	2012	2011

Net unrealized securities gains (losses)	$(309)	$161	$89
Net unrealized derivative losses	(2)	(2)	(2)

Net income tax provision (benefit)	$(311)	$159	$87

RiverSource Life Insurance Company

20.	COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments
The following table presents the Company’s funding commitments as of December 31:

(in millions)	2013	2012

Commercial mortgage loans	$71	$72
Residential mortgage loans	542	627
Affordable housing partnerships	137	144

Total funding commitments	$750	$843

Guarantees
The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2013, these guarantees range up to 5.0%.

The Company is required by law to be a member of the guaranty fund association in every state where it is licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. Uncertainty and volatility in the U.S. economy and financial markets in recent years have weakened the financial condition of numerous insurers, including insurers currently in receiverships, increasing the risk of triggering guaranty fund assessments.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

Executive Life Insurance Company of New York (“ELNY”) was placed into rehabilitation by a New York state court in 1991. On April 16, 2012, the court issued an order converting the rehabilitation into a liquidation proceeding under a plan submitted by the New York insurance regulator with support from NOLHGA and the industry. Closing under the liquidation plan took place in August 2013.

During the second quarter of 2012, the Company established a liability for estimated guaranty fund assessments and a related premium tax asset, primarily associated with ELNY. At December 31, 2013 and 2012, the estimated liability was $14 million and $26 million, respectively, and the related premium tax asset was $11 million and $19 million, respectively. The Company has recently paid assessments related to ELNY from some of the state guaranty fund associations, however, the expected period over which all of the assessments will be made and the related tax credits recovered is not known.

Contingencies
Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, the Company is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota and a multistate insurance department examination). The Company has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
© 2008-2014 RiverSource Life Insurance Company. All rights reserved.
37301 AD (5/14)